UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant   ☐

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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that Fusion Telecommunications International, Inc. (“Fusion,” the “Company,” we, us our and words of similar import) will hold its 2013 Annual Meeting of Stockholders (the "Meeting") on March 14, 2014, commencing at 4:00 p.m., Eastern Standard Time. The Meeting will be held at the Company's principal office at 420 Lexington Avenue, Suite 1718, New York, New York, 10170. We request that you attend the Meeting in person or by Proxy. The Meeting is called for the purpose of considering and acting upon the following matters:

(a)               the election of nine (9) Director nominees to hold office until the Company’s next Annual  Meeting of Stockholders;

(b)               the ratification of the engagement of Rothstein Kass (“RK”) to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2013;

(c)               a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 900,000,000;

(d)               a proposal to amend the Company’s Certificate of Incorporation, in the future discretion of the Board of Directors, to (a) effectuate, prior to October 1, 2014, a reverse split of the issued and outstanding Common Stock, at a rate not to exceed 1 to 50 (the “Reverse Split Rate”) and (b) reduce the number of authorized shares of Common Stock at the Reverse Split Rate;

(e)               a proposal to amend the Company’s 2009 Stock Option Plan to increase the number of shares reserved under the plan to 63,000,000;

(f)               a non-binding, advisory proposal to approve the items of executive compensation described in the accompanying Proxy Statement;

(g)               a non-binding, advisory proposal on the frequency of holding non-binding, advisory proposals on executive compensation; and

(h)               at the discretion of the Proxy holders, such other business as may properly come before the Meeting or any adjournment postponement thereof.

The Company’s Board of Directors (the “Board”) has fixed the close of business on January 29, 2014 as the Record Date (the “Record Date”) for the determination of which Stockholders are entitled to receive the Notice of 2013 Annual Meeting of Stockholders (the "Notice") and to vote at the Meeting, in person or by proxy. Stockholders of Record and beneficial owners of shares held in “street name” (“Beneficial Owners”) entitled to vote at the Meeting were first mailed printed copies of the Notice, Proxy Statement, Proxy cards, Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and Quarterly Report on Form 10-Q for the period ended September 30, 2013 (collectively, the “Proxy Materials”) on or about February __, 2014. The Proxy Materials may also be accessed on the Internet at http://www.proxyvote.com. The Proxy Materials are designed to answer your questions, fully describe the business to be transacted at the Meeting, and provide you important details regarding the Company’s Board of Directors and its Executive Officers.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU CAST YOUR VOTE, IN PERSON OR BY PROXY.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6; AND FOR “THREE YEARS” IN PROPOSAL 7.

All Stockholders can vote their shares by completing, signing, dating and returning their completed Proxy card, or voting by telephone, or over the Internet. To vote by telephone or Internet, follow the instructions included in the Proxy card and Vote Instruction Form. Your Proxy is revocable and you can revoke a Proxy at any time prior to its exercise at the Meeting by following the instructions in the Proxy Statement. For a period of at least ten days prior to the Meeting, a complete list of Stockholders entitled to vote at the Meeting shall be open to examination by any of the Company’s Stockholders with a valid corporate purpose at the Company’s principal office.

By Order of the Board of Directors of Fusion Telecommunications International, Inc.

/s/ PHILIP D. TURITS
Philip D. Turits, Secretary and Treasurer
New York, New York
February __, 2014

PROXY STATEMENT FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our Stockholders and answers to each of those questions.

Why did I receive these proxy materials?

On or before February __, 2014, the Company coordinated the mailing of the Proxy Materials in connection with the solicitation of Proxies by the Board for the Meeting, which will be held on March 14, 2014.  If, at the time you cast your vote, you elect to receive future Proxy Materials by e-mail, you will save us the cost of printing and mailing the documents to you in the future. If you choose to receive future Proxy Materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the appropriate Proxy Voting site, depending upon whether you are a “Stockholder of Record” or a “Beneficial Owner” of shares held in street name. Your election to receive Proxy Materials by email will remain in effect until you terminate it.

Proxies are solicited to give all Stockholders of Record and Beneficial Owners (collectively, the “Stockholders”) at the close of business on the Record Date an opportunity to receive notice of and to vote on matters that come before the Meeting.

What may I vote on at the 2013 Annual Meeting of Stockholders?

At the Meeting, Stockholders will consider and vote upon the following matters:

(a)         the election of nine (9) Director nominees to hold office until the Company’s next Annual  Meeting of Stockholders;

(b)         the ratification of the engagement of Rothstein Kass (“RK”) to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2013;

(c)         a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 900,000,000;

(d)         a proposal to amend the Company’s Certificate of Incorporation, in the future discretion of the Board of Directors at any time prior to October 1, 2014, to (a) effectuate a reverse split of the issued and outstanding Common Stock, at a rate to be determined by the Board of Directors but not to exceed 1 to 50 (the “Reverse Split Rate”) and (b) reduce the number of authorized shares of Common Stock at the Reverse Split Rate;

(e)         a proposal to amend the Company’s 2009 Stock Option Plan to increase the number of shares reserved under the plan to 63,000,000;

(f)         a non-binding, advisory proposal to approve all of the items of executive compensation described elsewhere in this Proxy Statement – also known as “say on pay;”

(g)         a non-binding, advisory proposal on the frequency of holding non-binding proposals on executive compensation; and

(h)         at the discretion of the Proxy holders, such other business as may properly come before the Meeting or any adjournment postponement thereof.

Who is entitled to vote?

Stockholders of Record and Beneficial Owners of shares held in “street name” as of the Record Date are entitled to vote on matters that come before the Meeting. Shares can be voted only if the Stockholder is present at the Meeting in person or represented by Proxy.  As described below, the voting procedures may be different for Stockholders of Record and Beneficial Owners.

How many votes do I have?

Each share of the Company’s Common Stock that you own as of the Record Date entitles you to one vote. Each share of the Company’s Series B-2 Preferred Stock that you own as of the Record Date entitles you to vote 10,000 shares at the Meeting.

On the January 29, 2014 Record Date (a) the 303,833,242 issued and outstanding shares of our Common Stock were entitled to vote an aggregate of 303,833,242shares, and (b) the 22,838 issued and outstanding shares of our Series B-2 Preferred Stock were entitled to vote an aggregate of 228,380,000 shares.  The combined issued and outstanding shares of our Common Stock and Series B-2 Preferred Stock are entitled to vote an aggregate of 532,213,242 shares at the Meeting (collectively, the “Voting Shares”).

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner of shares held in "street name?"

If your Voting Shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the Stockholder of Record with respect to those shares (the "Stockholder of Record").  If your Voting Shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization (collectively the “Organization”), then you are considered the Beneficial Owner of shares held in "street name" (the "Beneficial Owner").

How do I vote?

Please follow the instructions provided on the Proxy card and/or the Voter Instruction Form to promptly cast your vote on the Internet, by telephone or by mail, depending on whether your shares are held as a Stockholder of Record or as a Beneficial Owner.

Stockholders of Record may vote by executing and returning their Proxy card. However, in the interest of time, Stockholders of Record are encouraged to vote by Internet or by telephone using the instructions provided with the Proxy Materials. Stockholders voting by Internet or telephone will need to provide their assigned Control Number, which can be found on their Proxy Card, before casting their vote.

Beneficial Owners should vote according to the instructions provided in the Voter Instruction Form provided to them by their Organization.  If voting by Internet or telephone, a Beneficial Owner will need to provide the assigned Control Number, which can be found on the Vote Instruction Form.

What happens if I do not give specific voting instructions?

If you are a Stockholder of Record and you:

●	indicate when voting that you wish to vote as recommended by our Board; or

●	if you sign and return a Proxy Card without giving specific voting instructions,

then the Proxy holders will vote your shares in the manner recommended by our Board on all matters presented in the Proxy Materials and as the Proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

If you are a Beneficial Owner and do not provide the Organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the Organization that holds your shares for your benefit may be entitled to vote on certain matters depending on whether the matters are considered "routine matters." If you do not provide specific voting instructions, Organizations are not entitled to vote on "non-routine" matters.  We encourage Beneficial Owners to provide voting instructions to the Organization that holds your shares by carefully following the instructions provided in the Voting Instruction Form for each matter.

Can I change my vote?

Once Stockholders cast their vote by Internet or by telephone, they may change their vote as many times as they want prior to the closing of the polls. The last vote that is cast by a Stockholder prior to closing of the polls by Internet or by telephone will be the vote that is counted for tabulation, if voting by Proxy.

If you are a Stockholder of Record you may revoke your Proxy and recast your vote in person at the Meeting by executing a new Proxy Card before the final vote count at the Meeting. Your attendance at the Meeting will not automatically revoke your Proxy unless you vote at the Meeting and specifically request in writing that your prior Proxy be revoked.

If you are a Beneficial Owner wishing to either vote or recast your vote in person at the Meeting, you will need to obtain a valid Proxy Card from the Organization that holds your shares before voting at the Meeting. If you do not obtain a valid Proxy from your Organization, you will not be entitled to vote your shares in person at the Meeting, but you can still attend the Meeting if you bring a recent bank or brokerage statement showing that you were the Beneficial Owner of the shares on the Record Date.

What does it mean if I get more than one Proxy card?

Your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. To assist us in saving money and to serve you more efficiently, we encourage you to have all accounts registered in the same name and address by contacting our Stockholder of Record transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, telephone 212–509–4000 ext. 541, or by e-mail to cstmail@continentalstock.com, or, if your Voting Shares are held by an Organization for your benefit, as the Beneficial Owner you should contact the Organization to ensure your shares are reflected in the same name and address accordingly.

Why would I have received only one set of Proxy Materials although there are multiple Stockholders at my address?

When Proxy Materials are mailed to a Stockholder, if one address is shared by two or more Stockholders, we send only one set of Proxy Materials to that address, unless we receive instructions to the contrary from any Stockholder at that address. This practice, known as "householding", is used to reduce printing and postage costs. If a Stockholder residing at such an address wishes to receive a separate set of Proxy Materials in the future, he or she may send an e-mail to proxymaterial@fusiontel.com.  Beneficial Owners should request or cancel "householding" by contacting their Organization directly.

What constitutes a Quorum?

The presence of a majority of the voting power at the Meeting, regardless of whether the Proxy has authority to vote on all matters, constitutes a Quorum, which is required in order to hold the Meeting and conduct business. Presence may be in person or by Proxy. You will be considered part of the Quorum if you have voted on the Internet or by telephone as instructed on your Proxy Card and/or the Voting Instruction Form, or if you are present and vote at the Meeting. You may also submit a written Proxy card or Voting Instruction Form by mail.

Abstentions and Broker “Non-Votes” (see “What are Broker Non-Votes?” below) are counted as present and entitled to vote for determining whether a Quorum is present. If a Broker does not receive voting instructions from a Beneficial Owner, but the matter is considered a “routine” matter under applicable rules of the New York Stock Exchange (“NYSE”), the affected uninstructed shares will be treated as present and entitled to vote with respect to that matter, and the Broker may vote the shares as to which no instructions are received in its discretion. If a Broker does not receive voting instructions from a Beneficial Owner, and the matter is considered a “non-routine” matter, the affected uninstructed shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for Quorum purposes and may be entitled to vote on other matters.

What is required to approve each proposal?

Proposal 1 — Election of Directors

A plurality of votes cast by Stockholders present at the Meeting, in person or represented by Proxy, will determine those Directors to be elected at the Meeting. A plurality does not require that a specific percentage of votes be received, but rather, results in the election of those Directors who receive the most votes.

Only votes cast “For” or “Withheld” regarding Director nominees will be counted. Effective January 2010, the election of directors pursuant to Proposal 1 is considered a “non-routine” matter under NYSE Rule 452, and accordingly, an Organization may not vote on Proposal 1 in its discretion if the Beneficial Owner has not returned voting instructions within the required time period. However, since Directors are elected by a plurality of votes cast, assuming that a quorum is present at the Meeting, abstentions and broker non-votes (see below) will have no impact on the outcome of Proposal 1.

Proposal 2 — Ratification of Appointment of Independent Registered Public Accountants

Approval of Proposal 2 requires the affirmative vote by holders of a majority of the Voting Shares present at the Meeting, in person or represented by Proxy, and entitled to vote on the proposal. Proposal 2 is considered a “routine” matter under NYSE Rule 452, and therefore, an Organization may vote on Proposal 2 in its discretion, even if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” Proposal 2.

Proposal 3 — Amendment to the Certificate of Incorporation to Increase in the Number of Authorized Shares of Common Stock of the Company to 900,000,000

Approval of Proposal 3 requires the affirmative vote by (a) holders of a majority of Fusion’s outstanding Voting Shares entitled to vote on Proposal 3, (b) holders of a majority of Fusion’s outstanding Common Stock entitled to vote on Proposal 3, voting as a separate group and (c) holders of a majority of Fusion’s outstanding Series B-2 Preferred Stock, voting as a separate group Proposal 3 is considered a “routine” matter under NYSE Rule 452, and, therefore, an Organization may vote on Proposal 3 in its discretion, even if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” Proposal 3.

Proposal 4 — Amendment to the Certificate of Incorporation, in the future discretion of the Board of Directors, prior to October 1, 2014, to (a) effectuate a reverse split of the issued and outstanding Common Stock, at a rate to be determined by the Board of Directors but not to exceed 1 to 50 and (b) reduce the number of authorized shares of Common Stock at the Reverse Split Rate

Approval of Proposal 4 requires the affirmative vote by (a) holders of a majority of Fusion’s outstanding Voting Shares entitled to vote on Proposal 4, (b) holders of a majority of Fusion’s outstanding Common Stock entitled to vote on Proposal 4, voting as a separate group and (c) holders of a majority of Fusion’s outstanding Series B-2 Preferred Stock, voting as a separate group. Proposal 4 is considered a “routine” matter under NYSE Rule 452, and, therefore, an Organization may vote on Proposal 4 in its discretion, even if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” Proposal 4.

Proposal 5 — Ratification and Approval of the Amendment to the Company's 2009 Stock Option Plan to Increase the Number of Common Shares to be Reserved to 63,000,000

Approval of Proposal 5 requires the affirmative vote of holders of a majority of the Voting Shares present at the Meeting, in person or represented by Proxy, and entitled to vote on the proposal. Proposal 5 is considered a “non-routine” matter under NYSE Rule 452, and such uninstructed shares are not entitled to vote on the proposal. Therefore, an Organization cannot vote on Proposal 5 if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions will have the effect of a vote “AGAINST” Proposal 5. “Broker non-votes” will not be counted in tabulating the results of Proposal 5

Proposal 6 – Non-binding, Advisory Proposal to Approve all Items of Executive Compensation described elsewhere in this Proxy Statement

Approval of Proposal 6 requires the affirmative vote of holders of a majority of the Voting Shares present at the Meeting, in person or represented by Proxy, and entitled to vote on the proposal. Proposal 6 is considered a “non-routine” matter under NYSE Rule 452, and such uninstructed shares are not entitled to vote on the proposal. Therefore, an Organization cannot vote on Proposal 6 if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions will have the effect of a vote “AGAINST” Proposal 6. “Broker non-votes” will not be counted in tabulating the results of Proposal 6.

Proposal 7 – Non-binding, Advisory Proposal to Hold Non-binding Advisory Proposals on Executive Compensation Every Three Years

Stockholders have three voting options (1 year, 2 years or 3 years) under Proposal 7, and the option, if any, that receives the affirmative vote of the most Voting Shares present or represented by proxy and entitled to vote at the Annual Meeting will be deemed approved by our Stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes will not be counted in tabulating the results of Proposal 7. Properly executed proxies will be voted at the Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “THREE YEARS” as to the frequency of holding advisory votes on executive compensation.

Other Matters

The Board of Directors knows of no other matters to be brought before the Meeting. Approval of any unscheduled matter, such as a matter incident to the conduct of the Meeting, would require the affirmative vote of a majority of our outstanding Common Stock present at the Meeting, in person or represented by Proxy, and entitled to vote on the proposal.

What are “broker non-votes?”

Broker non-votes occur when an Organization, including a nominee such as a bank and broker holding shares in “street name,” does not receive voting instructions from a Beneficial Owner at least ten days before the Meeting. If that happens, the Organization may vote those shares, in its discretion, only if the matter to be voted upon is considered “routine” under NYSE Rule 452. “Routine” matters under NYSE Rule 452 include the ratification of our independent registered public accountants (Proposal 2) and the amendments to our Certificate of Incorporation (Proposals 3 and 4). Under recent amendments to Rule 452, the election of directors (Proposal 1), the amendment to the 2009 Stock Option Plan (Proposal 5) and the non-binding, advisory proposal on executive compensation are now considered a “non-routine” matters. An Organization cannot vote on “non-routine” matters unless it timely receives voting instructions from the Beneficial Owner, in the absence of which, a “broker non-vote” occurs. The effect of broker non-votes on each of the proposals to be considered at the Meeting is described above. When the vote is tabulated for any particular matter, “broker non-votes” will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the Organization that holds your shares by carefully following the instructions provided to you.

What are the Board’s recommendations on the Proposals?

The Board recommends a vote:

●	“FOR” all nine (9) Director nominees under Proposal 1;
●	“FOR” Proposals 2, 3, 4, 5 and 6; and
●	For every “THREE YEARS” in Proposal 7.

How can I attend the Meeting?

You are invited to attend the Meeting only if you were a Stockholder or joint holder as of the Record Date, or if you hold a valid proxy for the Meeting. In addition, if you are a Stockholder of Record (owning shares in your own name), your name will be verified against the list of registered Stockholders on the Record Date prior to your being admitted to the Meeting. If you are not a Stockholder of Record but hold shares through an Organization or nominee (in street name), you should provide proof of Beneficial Ownership on the Record Date, such as a recent account statement or a copy of the voting instructions card provided by your Organization or nominee. The meeting will begin at 4:00 p.m. EST time.

How will Proxies be solicited and who is paying for these Proxy Materials?

The cost of soliciting Proxies will be borne by the Company. These costs will include, but are not limited to, preparing, assembling, printing and mailing the Proxy Materials to Stockholders, and reimbursements paid to Brokerage Firms and other third parties for their reasonable out-of-pocket expenses for forwarding the Proxy Materials to Stockholders and obtaining Beneficial Owners’ voting instructions. We have not retained a Proxy solicitor in conjunction with the Meeting, yet we reserve the right to do so if determined necessary. In addition to soliciting Proxies by mail, our Board, Officers and employees may solicit Proxies on our behalf, without additional compensation, by mail, email, telephone or in person. We may also arrange with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the Beneficial Owners of Common Stock held of record by such persons, and we may reimburse such Brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Where can I find voting results of the Meeting?

We intend to announce preliminary voting results at the Meeting, and publish final results in a Current Report on Form 8-K within four business days after the date of the Meeting.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

Stockholder Proposals:  As of the date of this Proxy Statement, we had not received notice of any Stockholder Proposals for the Meeting described herein and proposals received subsequent to such date will be considered untimely. For a Stockholder proposal to be considered for inclusion in our Proxy Statement for the 2014 Annual Meeting of Stockholders, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of Stockholder proposals in company-sponsored Proxy Materials. Proposals should be addressed to:

Fusion Telecommunications International, Inc.
Attention: Corporate Secretary- Shareholder Proposal
420 Lexington Avenue, Suite 1718
New York, New York 10170

Under Rule 14a-8, to be timely a Stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our Proxy Materials’ release to Stockholders in connection with the previous year’s Annual Meeting. However, if we did not hold an Annual Meeting in the previous year or if the date of this year’s Annual Meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our Proxy Materials. Therefore, Stockholder proposals intended to be presented at the 2014 Annual Meeting must be received by us at our principal executive office not later than June 1, 2014 in order to be eligible for inclusion in our proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with applicable regulations.

Except in the case of proposals made in accordance with Rule 14a-8, our By-laws require that Stockholders desiring to bring any business before our 2014 Annual Meeting of Stockholders deliver written notice thereof to us not less than 90 days nor more than 120 days prior to such Meeting and comply with all other applicable requirements of the By-laws. However, in the event that our 2014 Annual Meeting is called for a date that is not within 30 days before or after the date of the Meeting, the notice must be received by the close of business on the 10th day following the public disclosure of the date of the Annual Meeting or the mailing of Notice of the Annual Meeting.

Who Can Help Answer Your Questions?

If a Stockholder has a question about this Proxy Statement, he or she may address that question to our Corporate Secretary at the above address, or by calling our Corporate Secretary’s office at 212–201–2407.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors oversees our business affairs and monitors the performance of management.  In accordance with our corporate governance principles, the Board of Directors does not involve itself in day-to-day operations.  The Directors keep themselves informed through discussions with the Chief Executive Officer and our other Executive Officers and by reading the reports and other materials that we send them and by participating in Board of Directors and committee meetings. If any Director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the Directors then in office. A Director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of Directors without cause may only be filled by vote of the Stockholders.

Fusion’s bylaws provides that the number of members of the Company’s Board shall be not less than seven nor more than seventeen and that a Director’s term extends from the date of his or her election at each Annual Meeting of Stockholders until the Company’s next Annual Meeting of Stockholders. There are currently nine Directors on the Board.

The Board has proposed a slate of nine nominees for election to the Board. At the Meeting, nine Directors will be elected to hold office for a term of one year or until their respective successor are elected and qualified at the 2014 Annual Meeting of Stockholders or otherwise. Biographical information concerning our Director nominees is provided elsewhere in this Proxy Statement.

Board Independence

The Company applies the standards of Section 121A of the NYSE Amex LLC Company Guide for determining the independence of the members of its Board and Board Committees. The Board has determined that the following members of Fusion’s Board are independent within the meaning of Section 121A of the NYSE Amex LLC Company Guide:

E. Alan Brumberger
Jack Rosen
Paul C. O'Brien
Michael J. Del Giudice
Larry Blum
William Rubin

Board of Directors Meetings and Attendance

During 2012, 11meetings of the Board of Directors were held, seven of which were telephonic.  All incumbent Directors attended at least 75% of the total meetings of the Board of Directors and at least 75% of the total meetings of the Committees of the Board, on which each Director served.

Annual Meeting Attendance

We do not have a policy requiring Board members to attend the annual meeting of stockholders. One member of our Board of Directors attended our last annual meeting of Stockholders.

Shareholder Communications with Directors

The Board recommends that communications with the Board be initiated, in writing, addressed to:

Fusion Telecommunications International, Inc.
Attention: Corporate Secretary- Shareholder Communications
420 Lexington Avenue, Suite 1718
New York, New York 10170

This centralized process will assist the Board in reviewing and responding to Stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere within the Company for review and possible response.

Code of Ethics

On November 1, 2004, we adopted a Corporate Code of Ethics applicable to all members of our Board, Executive Officers, and Senior Financial Officers.  To receive a copy of our Code of Ethics, a Stockholder may write to Fusion Telecommunications International, Inc., Attention: Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170 or may contact our Corporate Secretary’s office at 212-201-2407.  Our Code of Ethics is also posted on our website (www.fusiontel.com). Disclosure of amendments to or waivers from, provisions of the Code of Ethics will be publicly disclosed in accordance with applicable rules and regulations, and will be made available upon request in the manner indicated above.

BOARD COMMITTEES

The Board has established a Compensation and Nominating Committee, a Strategic and Investment Banking Committee and an Audit Committee (collectively the “Committees”) to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of the Committees and their current members are set forth below:

Compensation and Nominating Committee

The primary functions of our Compensation and Nominating Committee (the “Compensation Committee”) are:

●	to review and recommend to our Board of Directors compensation and equity plans, policies and programs;
●	to approve Executive Officer compensation;
●	to administer the Company’s equity compensation plans;
●	to assess risk within our compensation policies and practices;
●	to review and recommend to our Board of Directors the nominees for election as Directors of the Company; and
●	to review related Board of Directors development issues including succession planning and evaluation.

During 2012, the members of our Compensation Committee were Michael J. Del Giudice– Chairman, Paul C. O'Brien and Julius Erving, each of whom was a non-employee member of our Board. Mr. Erving was not included on management’s slate of director nominees for re-election at the Company’s 2012 Annual Meeting of Stockholders which was held on February 15, 2013. On March 18, 2013, the two remaining members of the Compensation Committee unanimously appointed Larry Blum, a member of our Board of Directors, to fill the absent seat previously attended by Mr. Erving. On April 4, 2013, Mr. Blum’s appointment to the Compensation Committee was ratified by the Board. Our Board has determined that each of the Directors serving on our Compensation Committee is independent within the existing standards of the NYSE Euronext Company Guide. The charter of our Compensation Committee is posted on our website (www.fusiontel.com), and a copy of the charter can be obtained by contacting our Corporate Secretary at the address previously provided for Communications with Directors. The information on our website is neither incorporated by reference nor a part of this Proxy Statement. The Compensation Committee held three meetings during 2012.

Nomination of Directors

The Compensation Committee currently does not have a formal procedure for the recommendation or selection of Director Nominees by our Stockholders. The Board intends to consider a procedure for Stockholders to propose director nominees for the Company’s Board.

Director Qualifications

The Compensation Committee evaluated and recommended the Director Nominees to the Company's Board of Directors by applying guidelines described in the Company's current "Compensation and Nominating Committee Charter" as follows:

1. Recommend to the Board and aid in identifying and attracting qualified candidates to stand for election as Directors.

2. Periodically evaluate the desirability of and recommend to the Board any changes in the size and composition of the Board.

3. Select and evaluate Directors in accordance with the general and specific criteria set forth below:

a. General Criteria: Director selection should include a sufficient number of Independent Directors to satisfy the existing SEC and Exchange requirements, and such Independent Directors should have the appropriate skills, experience and other characteristics to fill all Board committee positions required to be filled by Independent Directors.

b. Specific Criteria: In addition to the general criteria, the Committee shall develop and periodically evaluate and modify as appropriate a set of specific criteria outlining the skills, experience, particular areas of expertise, specific backgrounds and other characteristics that should be represented on the Board to enhance the effectiveness of the Board and Board Committees, taking into account any particular needs of the Company based on its business, size, strategic objectives, customers and other characteristics.

4. Evaluate each new Director candidate and each incumbent Director before recommending that the Board nominate or re-nominate such individual for election or reelection as a Director based on the extent to which such individual meets the general and specific criteria above.

5. Diligently seek to identify potential Director Candidates who will strengthen the Board, by establishing procedures for soliciting and reviewing potential nominees from Directors and Stockholders.

6. Submit to the Board the candidates for Director to be recommended by the Board for election at each annual meeting of Stockholders and to be added to the Board at any other time due to Board expansions, Director resignations, retirements or otherwise.

Following application of the foregoing criteria, the Compensation Committee recommended the slate of Director nominees identified elsewhere in this Proxy Statement for consideration by Stockholders.

Audit Committee

Our Audit Committee’s primary function is to oversee our accounting and financial reporting processes, internal control systems, independent accountant relationships, the audits of our financial statements and our compliance with the Sarbanes-Oxley Act of 2002. This Committee’s responsibilities include, among other things:

●
Reviewing our quarterly financial statements and annual audited financial statements with our management and our independent accountants and determining the adequacy of our internal accounting controls.

●
Reviewing analyses prepared by our management and independent accountants concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements.

●	Reviewing the independence of the independent accountants.

●
Reviewing our accounting principles and practices with the independent accountants and reviewing major changes to our accounting principles and practices as suggested by the independent accountants or our management.

●	Selecting and recommending the appointment of the independent accountants to the Board of Directors, which firm is ultimately accountable to the Audit Committee and the Board of Directors.

●	Approving professional services provided by the independent accountants, including the range of audit and non-audit fees.

●	Ensuring that management has established a system to monitor and enforce our Code of Ethics and reviewing and monitoring the Company’s corporate governance practices.

The members of our Audit Committee in 2012 were Paul C. O'Brien – Chairman, Michael Del Giudice and Julius Erving, each of whom was a non-employee member of our Board. Michael Del Giudice is our Audit Committee Financial Expert within the meaning of SEC Rules. Our Board has also determined that each of the directors serving on our Audit Committee is independent within the meaning of the Rules of the SEC and within the existing standards of the NYSE Euronext Company Guide. On March 16, 2013, the two remaining members of the Audit Committee unanimously appointed Larry Blum, a member of our Board of Directors, to fill the absent seat previously attended by Mr. Erving. Mr. Blum’s appointment to the Audit Committee was ratified by the Board on April 4, 2013. The charter of our Audit Committee is posted on our website (www.fusiontel.com), and a copy of the charter can also be obtained by contacting our Corporate Secretary. The information on our website is neither incorporated by reference nor a part of this Proxy Statement. The Audit Committee held four meetings in 2012.

Audit Committee Report

With respect to the year ended December 31, 2012, in addition to its other work, the Audit Committee:

●
Reviewed and discussed with management and Rothstein Kass, our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2012 and the year then ended.

●
Discussed with Rothstein Kass the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

●
Received from Rothstein Kass written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with Rothstein Kass its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

Based on the review and discussion summarized above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the 2012 Annual Report on Form 10-K for filing with the SEC.

Submitted by: /s/ Paul C. O’Brien, Chairman /s/ Michael Del Giudice /s/ Larry Blum

Strategic and Investment Banking Committee

The members of our Strategic and Investment Banking Committee (the “Strategic Committee”) are Marvin S. Rosen – Chairman, E. Alan Brumberger, Michael Del Giudice, and Philip D. Turits. Our Strategic Committee evaluates and recommends investment strategies with investment banks and brokerage houses and assists in the evaluation of potential mergers and acquisitions. There is no written charter for the Strategic Committee. The Strategic Committee acts at the direction of the Board of Directors. The Strategic Committee did not meet in 2012.

Board Role in Risk Oversight

The Company’s Board of Directors has the overall responsibility for risk oversight on behalf of the Company, with a particular focus on those areas of risk that might have the most significant impact on the Company. These risk oversight responsibilities are primarily discharged through the Board’s Audit Committee and Compensation Committee. The roles of these committees in the risk oversight process are as follows:

Audit Committee. The Company’s Audit Committee oversees those risk management policies and practices that are related to the financial reporting process and to the Company’s published financial statements. In addition, the Audit Committee from time to time reviews those risk management policies and practices with executive management and the Company’s auditors, to insure full compliance and the minimization of finance-related risks.

Compensation Committee. The Company’s Compensation Committee oversees those risk management policies and practices that are related to compensation and compensation-related risks, as well as any possible risks related to succession planning and the Company’s Directors and Executive Officers. This oversight responsibility specifically includes working with executive management in relation to employee compensation policies and programs.

The Company’s Executive Officers direct the day-to-day implementation and monitoring of those risk management policies and practices established by the Board and its committees. As part of its regular meetings with executive management, the Board reviews the Company’s risk management policies and practices.

Director Compensation

Our Directors do not receive cash compensation for their services on the Company’s Board or Board Committees. However, we reimburse our directors for out-of-pocket expenses associated with their attendance at Board meetings and we grant directors options under our stock option plans as compensation for their services.

The following table provides information relating to compensation paid to the Company’s Directors for the 2012 fiscal year.

Name	Fees Earned Or Paid In Cash (S)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2) ($)	Total ($)
Marvin S. Rosen	$-	$-	$1,211	$-	$-	$-	$1,211
E. Alan Brumberger	$-	$-	$1,400	$-	$-	$-	$1,400
Michael J. Del Giudice	$-	$-	$1,400	$-	$-	$-	$1,400
Jack Rosen	$-	$-	$321	$-	$-	$-	$321
Paul C. O'Brien	$-	$-	$1,400	$-	$-	$-	$1,400
Philip D. Turits	$-	$-	$1,211	$-	$-	$-	$1,211
William Rubin	$-	$-	$321	$-	$-	$-	$321
Larry Blum	$-	$-	$224	$-	$-	$-	$224

(1)
This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2012, for option awards pursuant to the Company's 1998 and 2009 Stock Option Plans and may include amounts from awards granted both in and prior to 2012. The value attributable to option awards is computed in accordance with FASB ASC Topic 718, and the assumptions made in the valuations of the option awards are included in Note 3 (Summary of Significant Accounting Policies – Stock Based Compensation) of the notes to our financial statements for the year ended December 31, 2012, appearing elsewhere in this Annual Report on Form 10-K.

(2)	The table does not include reimbursement for out of pocket expenses associated with attendance at board meetings.

Stock option awards to Directors are determined by the Compensation Committee.

EXECUTIVE OFFICERS

Set forth below is a brief description of the present and past business experience of each of our Executive Officers.

Matthew D. Rosen, Age 41, Chief Executive Officer and Director

Mr. Rosen has served as a Director since May 2005 and has been our Chief Executive Officer since March of 2006. He served as President from March 2006 until March 2008, as Chief Operating Officer from August 2003 to March 2006, as Executive Vice President and Chief Operating Officer between February 2002 and August 2003, as Executive Vice President and President of Global Operations between November 2000 and January 2002 and as President of US Operations between March 2000 and November 2000. From 1998 to 2000, he held various management positions, including President of the Northwest and New England Operations for Expanets, an integrated network communications service provider with $1.3 billion of annual revenue. From 1996 to 1998 he was Corporate Director of Operations for Oxford Health Plans, a health care company with $4 billion of annual revenue, where he worked on developing and executing turnaround strategies. Prior to his role as Corporate Director of Operations, Mr. Rosen held an executive position in a start-up healthcare technology subsidiary of Oxford where he played an integral part in developing strategy and building its sales, finance and operations departments. Prior to Oxford, Mr. Rosen was an investment banker in Merrill Lynch’s corporate finance department.

Philip D. Turits, Age 80, Secretary, Treasurer, and Director

Mr. Turits co-founded the Company in 1997 and has served as a Director since September 1997, Secretary since October 1997, Treasurer since March 1998 and Vice Chairman from March 1998 to December 1998. From September 1991 to February 1996, Mr. Turits served as Treasurer and Chief Operating Officer for Larry Stuart, Ltd., a consumer products company and prior to 1991 he served as President and Chief Executive Officer of Continental Chemical Company.

Gordon Hutchins, Jr., 64, President, Chief Operating Officer, and Acting Chief Financial Officer

Mr. Hutchins has served as our President and Chief Operating Officer since March 2008 and as Acting Chief Financial Officer since January 15, 2010. Mr. Hutchins served as our Executive Vice President from December 2005 to March 2008. Prior to his employment with Fusion, Mr. Hutchins served as President and Chief Executive Officer of SwissFone, Inc., a telecommunications carrier with approximately $100 million of annual revenues. Prior to SwissFone, Mr. Hutchins was President and Chief Executive Officer of STAR Telecommunications, Inc., an international telecommunications carrier with approximately $800 million of annual revenues, where he was hired to lead the company’s restructuring following the filing of its bankruptcy petition. Mr. Hutchins has also served since 1989 as President and CEO of GH Associates, Inc., a management-consulting firm that he founded. In this capacity, he has consulted to over 100 small and large telecommunications companies throughout the world, and has held ten interim CEO/COO roles with client companies. As an entrepreneur, Mr. Hutchins also founded Telecom One, Inc., a nationwide long distance carrier that he sold to Broadwing Communications Inc., and TCO Network Services, Inc., a local wireless services carrier purchased by Winstar Communications, Inc. During his early career, Mr. Hutchins served as President and CEO of LDX NET, Inc., a fiber optic network company, and held positions with MCI, McDonnell Douglas Corporation, and AT&T.

Jonathan Kaufman, 54, President, Business Services

Mr. Kaufman became President of our Business Services division upon our completion of the acquisition of Network Billing Systems, LLC (“NBS”) on October 29, 2012. Mr. Kaufman founded Target Telecom Inc., a telecommunications service company, in 1984, and served as its chief executive officer until the sale of the business to WorldCom in 1996. Mr. Kaufman founded NBS in 1998, and served as its Chief Executive Officer from its inception through October 29, 2012.

Jan Sarro, 59, Executive Vice President – Marketing and Business Development

Ms. Sarro has served as our Executive Vice President of Marketing and Business Development since November 2012. Ms. Sarro served as our Executive Vice President – Corporate Services from March 2008 through October 2012, as our Executive Vice President of Carrier Services from April 2005 to March 2008, and as Vice President of Sales and Marketing since March 2002. Prior to joining us, Ms. Sarro was the President of the Americas for Viatel, Inc., a global, facilities-based communications carrier, and has over 20 years of experience in developing telecommunications solutions for international businesses and carriers worldwide. At Viatel, Ms. Sarro grew annual carrier revenues from $20 million to $160 million in under two years, and built a $140 million sales organization to market Internet access, corporate networks, and international voice services to multinational corporations in the United States and Latin America. Ms. Sarro has also held senior executive marketing and sales management positions at Argo Communications, FTC Communications, TRT Communications and WorldCom.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for (i) our Principal Executive Officer, (ii) our two most highly compensated executive officers (other than our Principal Executive Officer), who were serving as such on December 31, 2012, and whose annual compensation exceeded $100,000 and (iii) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2012. The value attributable to any option awards is computed in accordance with FASB ASC Topic 718.

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Matthew D. Rosen	2012	$350,000	$-	$28,896	$3,004	$381,900
Chief Executive Officer	2011	$350,000	$-	$26,336	$1,805	$378,141
Gordon Hutchins, Jr., President, Chief	2012	$250,000	$-	$18,610	$234	$268,844
Operating Officer and Acting Chief Financial Officer	2011	$220,000	$-	$15,337	$405	$235,742
President, Business Services	2011	$-	$-	$-	$-	$-
Jan Sarro	2012	$167,229	$-	$10,699	$234	$185,933
Executive Vice President – Marketing and Business Development	2011	$155,000	$-	$8,487	$405	$163,892

(1)	Included in these columns are amounts earned, though not necessarily received, during the corresponding fiscal year.

(2)
This column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2012 and 2011, for option awards pursuant to the Company's 1998 and 2009 Stock Option Plans, and may include amounts from awards granted both in and prior to 2012. The value attributable to option awards is computed in accordance with FASB ASC Topic 718, and the assumptions made in the valuations of the option awards are included in Note 3 (Summary of Significant Accounting Policies – Stock Based Compensation) of the notes to our consolidated financial statements for the year ended December 31, 2012 appearing elsewhere in this Annual Report on Form 10-K. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions

(3)	Represents life insurance premiums paid by the Company.

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer as of December 31, 2012.

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options, (#) exercisable	Number of securities underlying unexercised options, (#) unexercisable	Equity incentive plan awards; Number of securities underlying unexercised unearned options (#)	Option exercise prices ($)	Option expiration dates	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)
Matthew D. Rosen	62,143	0	0	$3.15	7/13/2014	0	0	0	0
	62,143	0	0	$4.38	7/13/2014	0	0	0	0
	218,572	0	0	$4.38	7/13/2014	0	0	0	0
	107,142	0	0	$2.80	3/6/2016	0	0	0	0
	132,858	0	0	$2.46	3/6/2016	0	0	0	0
	160,000	0	0	$2.28	6/15/2016	0	0	0	0
	350,000	0	0	$0.69	3/28/2017	0	0	0	0
	350,000	0	0	$0.31	3/25/2018	0	0	0	0
	350,000	0	0	$0.11	3/25/2019	0	0	0	0
	291,666	145,834	0	$0.12	4/14/2020	0	0	0	0
	145,834	291,666	0	$0.09	10/19/2021	0	0	0	0
	0	500,000	0	$0.11	10/17/2022	0	0	0	0
Total	2,230,358	937,500
Matthew D. Rosen

Gordon Hutchins, Jr.	107,142	0	0	$2.80	3/6/2016	0	0	0	0
	17,858	0	0	$2.65	3/6/2016	0	0	0	0
	175,000	0	0	$0.69	3/28/2017	0	0	0	0
	200,000	0	0	$0.31	3/25/2018	0	0	0	0
	200,000	0	0	$0.11	3/25/2019	0	0	0	0
	166,667	83,333	0	$0.12	4/14/2020	0	0	0	0
	108,334	216,666	0	$0.09	10/19/2021	0	0	0	0
	0	325,000	0	$0.11	10/17/2022	0	0	0	0
Total	975,001	624,999
Gordon Hutchins, Jr.

Jonathan Kaufman	0	250,000	0	$0.11	11/30/2022	0	0	0	0
Total Jonathan Kaufman	0	250,000

Jan Sarro	4,993	0	0	$4.38	7/14/2014	0	0	0	0
	12,865	0	0	$4.38	7/14/2014	0	0	0	0
	28,572	0	0	$4.38	7/14/2014	0	0	0	0
	17,858	0	0	$3.15	7/14/2014	0	0	0	0
	20,000	0	0	$6.45	2/9/2015	0	0	0	0
	20,000	0	0	$2.46	12/22/2015	0	0	0	0
	60,000	0	0	$0.69	3/29/2017	0	0	0	0
	100,000	0	0	$0.31	3/26/2018	0	0	0	0
	100,000	0	0	$0.11	3/26/2019	0	0	0	0
	100,000	50,000	0	$0.12	4/14/2020	0	0	0	0
	58,334	116,666	0	$0.12	4/14/2021	0	0	0	0
	0	250,000	0	$0.11	10/17/2022	0	0	0	0
Total Jan Sarro	522,622	416,666

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

We currently have an employment agreement with Matthew Rosen, our Chief Executive Officer. Mr. Rosen's employment agreement was initially executed on November 11, 2004, and was renewed and extended in 2006, 2008, 2010, 2012 and, on December 29, 2013, the agreement was extended through September 30, 2015, unless terminated by either party on 90 days’ notice. The agreement provides for (a) an annual salary of not less than $350,000, (b) a one-time bonus equal to 50% of his annual salary at such time as Fusion achieves positive EBITDA (earnings before income taxes, depreciation and amortization) in two successive quarters (the Company achieved this milestone at June 30, 2013) and (c) a minimum annual bonus equal to 25% of his annual salary; provided that the minimum annual bonus shall be a minimum of 50% of his annual salary for years subsequent to fiscal year 2013 in which the Company achieves annual positive EBITDA. Mr. Rosen voluntarily waived his bonus from December 2006 through December 2012.  In the event that his employment is terminated without cause, including by change of control, the agreement provides that Mr. Rosen will receive unpaid base salary accrued through the effective date of the termination plus any pro-rata bonus and a lump sum of 200% of his base salary and 200% of his highest annual bonus for the three years preceding his termination. Had such an event occurred on December 31, 2012, the amount due to Mr. Rosen would have been $700,000. The agreement also provides for a one year non-compete provision. In the event of a sale of the company for an amount in excess of $100 million, Mr. Rosen would receive a bonus equal to 2% of proceeds between $100 million and $200 million, 3% of proceeds between $200 million and $300 million, 4% of proceeds between $300 million and $400 million, and 5% of proceeds over $400 million.

Jonathan Kaufman serves as President – Business Services. Under the two-year employment agreement we entered into with Mr. Kaufman in October 2012, Mr. Kaufman is entitled to a base salary of $200,000 per year and to participate in all benefit programs generally made available to Fusion employees. He also received a signing bonus of $50,000 payable in shares of Fusion Common Stock. The employment period may be extended upon the mutual written agreement of Mr. Kaufman and the Company. Mr. Kaufman is eligible for such incentive compensation payments, including stock options, as may be awarded by the Compensation Committee and/or the Board, based on performance. In the event that his employment is terminated without cause, including by change of control, the agreement provides that Mr. Kaufman will receive unpaid base salary accrued through the effective date of the termination plus an amount equal to his then current Base Salary pro-rated for a period of 90 days from the effective date of termination. Mr. Kaufman’s employment agreement also contains provisions designed to protect the confidentiality of the Company’s proprietary information and restricting Mr. Kaufman from engaging in certain competitive activities for the greater of 36 months from the date of the agreement or one year following the termination of his employment.

Gordon Hutchins Jr. serves as President, Chief Operating Officer, and Acting Chief Financial Officer of the Company. Mr. Hutchins does not have a written employment agreement with the Company. His promotion to President and Chief Operating Officer on March 26, 2008, included an increase in his annual salary from $220,000 to $250,000, and he retains a targeted bonus opportunity equal to 25% of annual salary, based on achievement of corporate performance metrics. Mr. Hutchins voluntarily waived the increase in his annual salary from March 2008 through December of 2011. No bonuses have been awarded, pending improvement in the Company's financial position.

Jan Sarro serves as Executive Vice President – Marketing and Business Development. Ms. Sarro does not have a written employment agreement with the Company. On March 26, 2008, Ms. Sarro’s annual salary was increased from $155,000 to $175,000; however, she voluntarily waived the increase in her annual salary from March 2008 through February 2012.  Effective May 21, 2013, Ms. Sarro’s annual salary was increased to $185,000.  Ms. Sarro is entitled to a targeted bonus opportunity equal to 25% of annual salary, based on achievement of corporate performance metrics. No bonuses have been awarded, pending improvement in the Company’s financial performance.

On January 27, 2014, the Compensation Committee approved the payment of an annual salary to Philip Turits, for his services as the Company’s Secretary and Treasurer, of $100,000 payable in cash or Common Stock of the Company, at the Company’s option.

The compensation of each Executive Officer is determined by negotiations between the Compensation Committee and those Executive Officers, which are then subject to approval by the Compensation Committee and the Board of Directors.

Determination of Executive Compensation

The compensation of our Chief Executive Officer is determined by the Compensation Committee.  The compensation of our other Executive Officers is determined by the Compensation Committee, in consultation with the Chief Executive Officer. In determining the levels and forms of compensation to be paid to our Executive Officers, the Compensation Committee and the Board consider overall Company performance, departmental or business segment performance, individual executive performance and experience, internal equity with regard to other executive positions in the Company, general economic conditions, and typical levels and forms of compensation at similarly-sized companies within both the telecommunications industry and in general.

In considering levels and forms of compensation at other companies, the Compensation Committee and the Board rely not only on their own knowledge, but also on published salary reviews and compensation studies for the telecommunications industry, for specific executive positions and for industry in general.

The Company’s objective is to provide each of its Executive Officers with a competitive total compensation package that includes base salary, the potential for a performance-based annual cash bonus, and time-based equity incentives. We endeavor to appropriately balance the levels of fixed compensation and “at risk” compensation, as well as the levels of cash compensation and equity compensation. Reviews of the compensation of our Executive Officers are conducted by the Compensation Committee on an annual basis.

In addition to cash-based and equity-based compensation, the Company’s Executive Officers are eligible to participate in the same employee benefit programs that are offered to all Company employees, including medical insurance, dental insurance, life insurance, a 401(k) plan, and a variety of other elective benefit plans. The Company does not offer perquisites or other significant benefits to our Executive Officers that are not otherwise available to all of our employees.

2009 Stock Option Plan

On December 17, 2009, the stockholders approved and ratified the Company’s 2009 Stock Option Plan (the “2009 Plan”), which had been previously adopted by the Board of Directors on March 26, 2009. This plan replaced the 1998 Stock Option Plan, which had expired. The 2009 Plan provides a long-term, equity-based incentive designed to assist in the retention of key personnel, align the interests of directors, executive officers and employees with those of the stockholders and focus all of these individuals on the achievement of those long-term business objectives that will increase share value.

Under the 2009 Plan, the Company reserved 7,000,000 common shares for the award from time to time of stock options. On November 30, 2012, the Board of Directors increased the number of common shares reserved for issuance under the 2009 Plan to 16,500,000; and at the Company’s 2012 Annual Meeting of Stockholders held on February 15, 2013, stockholders approved and ratified the increase. Stock options awarded under the 2009 Plan may either be options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Incentive Stock Options”), or, alternatively, as options that do not so qualify (“Non Qualified Options”). Any Incentive Stock Options granted under the 2009 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant.

The 2009 Plan is administered by the Compensation Committee of the Board of Directors, which determines, from time to-time, those of our officers, directors and employees to whom stock options will be granted, as well as the actual number of options granted to each individual, the vesting schedule and the other terms and conditions of the stock options.

As of December 31, 2012, there were outstanding options to purchase 6,153,500 shares of Common Stock under the 2009 Plan and options to purchase 846,500 shares were available for future award. Effective as of February 15, 2013, 10,346,500 shares were available for future award under the 2009 Plan. In addition, options to purchase 2,617,400 shares of Common Stock remain outstanding under the now expired 1998 Stock Option Plan, with such options expiring at various dates through 2019. Stockholders are being asked to ratify an increase in the number of shares authorized for issuance under the 2009 Plan to 63,000,000 (see “Proposal 5, below).

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Principal Stockholders

Our outstanding Voting Shares consist of (a) Common Stock, par value $.01 per share and (b) Series B-2 Preferred Stock, $0.01 par value per share. Each share of Common Stock is entitled to one vote at the Meeting. Each share of Series B-2 Preferred Stock is entitled to 10,000 votes.

As of the Record Date, there were an aggregate of 532,213,242 issued and outstanding Voting Shares consisting of (a) 303,833,242 Voting Shares attributable to 303,833,242 issued and outstanding shares of Common Stock and (b) 228,380,000 Voting Shares attributable to 22,838 issued and outstanding shares of Series B-2 Preferred Stock.

The following table presents information regarding the beneficial ownership of our Voting Shares as of the Record Date, by:

●	each person who beneficially owns more than 5% of our Voting Shares

●	each of our Directors, Director nominees and Named Executive Officers (within the meaning of Item 402(a)(3) of Regulation S-K) individually; and

●	all Executive Officers and Directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is c/o Fusion Telecommunications International, Inc. 420 Lexington Avenue, Suite 1718, New York, NY 10170. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all Voting Shares shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from the that date, including upon the exercise of options, warrants or convertible securities. The number of shares beneficially owned includes shares issuable upon exercise of certain warrants which are currently not exercisable due to the Company’s not having a sufficient number of authorized common shares to permit exercise of all such warrants.  Proposal 3 seeks Stockholder authorization to amend the Company’s Certificate of Incorporation to increase the number of authorized common shares to, among other things, allow the exercise and conversion of all outstanding warrants and Series B-2 Preferred Stock, respectively.

We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by such owner, but not those held by any other person, and which are exercisable within 60 days of the Record Date, have been exercised or converted.

Name and Address of Beneficial Owner		Number of Voting Shares Beneficially Owned	Percentage of Voting Shares
Larry Blum	(1)	1,864,335	* %
E. Alan Brumberger	(2)	4,332,234	* %
Michael J. Del Giudice	(3)	2,881,198	* %
Jack Rosen	(4)	6,222,174	1.2%
Gordon Hutchins, Jr.	(5)	3,023,372	* %
Paul C. O’Brien	(6)	963,537	* %
Marvin S. Rosen	(7)	75,750,479	13.7%
Matthew D. Rosen	(8)	12,875,783	2.4%
William Rubin	(9)	8,718,693	1.6%
Jan Sarro	(10)	1,887,415	* %
Philip D. Turits	(11)	9,580,242	1.8%
Jonathan Kaufman	(12)	11,389,217	2.1%
All Directors and Executive Officers as a Group (13 persons)		139,488,679	24.2%
Unterberg Koller Capital Fund LP	(13)	66,000,000	12.0%
________
* Less than 1% of outstanding shares.

(1) Includes (i) 1,043,723 shares of Common Stock held by trusts for which his wife serves as trustee, and (ii) 438,112 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants held by trusts for which his wife serves as trustee, (iii) 57,500 shares of Common Stock issuable upon the exercise of options; and (iv) 32.5 shares of Series B-2 Preferred Stock convertible into 325,000 shares of Common Stock and representing 325,000 Voting Shares at the Meeting held by trusts for which his wife serves as trustee.

(2) Includes (i) 10,715 shares of Common Stock held by trusts for which his wife serves as trustee, (ii) 18,037 shares of Common Stock issuable upon the conversion of preferred stock, (iii) 140,000 shares of Common Stock issuable upon the exercise of options, (iv) 653,382 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants; and (v) 100 shares of Series B-2 Preferred Stock convertible into 1,000,000 shares of Common Stock and representing 1,000,000 Voting Shares at the Meeting.

 (3) Includes (i) 140,000 shares of Common Stock issuable upon the exercise of options, (ii) 691,953 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants, of which 243,032 are held in the name of Catskill Investor Group, LLC, (iii) 119,760 shares of Common Stock issuable upon the conversion of preferred stock held in the name of Catskill Investor Group, LLC, (iv) 457,876 shares of common stock held in the name of Catskill Investor Group, LLC; and (v) 5 shares of Series B-2 Preferred Stock convertible into 50,000 shares of Common Stock and representing 50,000 Voting Shares at the Meeting.

(4) Includes (i) 1,652,421 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants, 1,116,865 of which are held by Rosen Partners, LLC and 480,000 of which are held by Rosen-Kalyuan, LLC, of which Jack Rosen is the managing member, (ii) 57,500 shares of Common Stock issuable upon the exercise of options, (iii) 180,001 shares of Common Stock issuable upon the conversion of preferred stock held by Rosen Partners, LLC, (iv) 2,289,378 shares of common stock held in the name of Rosen Partners, LLC, and; (v) 150 shares of Series B-2 Preferred Stock convertible into 1,500,000 shares of Common Stock and representing 1,500,000 Voting Shares at the Meeting held in the name of Rosen-Kalyuan, LLC.

(5) Includes (i) 2,617,078 shares of Common Stock issuable upon the exercise of options, (ii) 30,121 shares of Common Stock issuable upon the conversion of preferred stock and (iii) 98,395 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants.

(6) Includes (i) 140,000 shares of Common Stock issuable upon the exercise of options, (ii) 59,880 shares of Common Stock issuable upon the conversion of preferred stock, (iii) 191,275 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants; and (iv) 50 shares of Series B-2 Preferred Stock convertible into 500,000 shares of Common Stock and representing 500,000 Voting Shares at the Meeting.

(7) Includes (i) 20,667,672 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants, (ii) 140,000 shares of Common Stock issuable upon the exercise of options, (iii) 60,061 shares of Common Stock issuable upon the conversion of preferred stock, (iv) 1,922 shares of Series B-2 Preferred Stock convertible into 19,220,000 shares of Common Stock and representing 19,220,000 Voting Shares at the Meeting; and (v) 80,500 shares of Common Stock held by a Delaware Trust Custodian IRA of Mr. Rosen.

(8) Includes (i) 6,729,628 shares of Common Stock issuable upon the exercise of options, (ii) 35,965 shares of Common Stock issuable upon the conversion of preferred stock, (iii) 1,297,424 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants; and (iv) 76 shares of Series B-2 Preferred Stock convertible into 760,000 shares of Common Stock and representing 760,000 Voting Shares at the Meeting.

(9) Includes (i) 57,500 shares of Common Stock issuable upon the exercise of options, (ii) 200 shares of Series B-2 Preferred Stock convertible into 2,000,000 shares of Common Stock and representing 2,000,000 Voting Shares at the Meeting; and (iii) 2,206,313 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants.

(10) Includes (i) 1,869,341 shares of Common Stock issuable upon the exercise of options, (ii) 12,049 shares of Common Stock issuable upon conversion of preferred stock held by her husband and (iii) 6,025 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants held by her Husband.

(11) Includes (i) 4,286 shares of Common Stock held by his wife, (ii) 2,068,035 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants, (iii) 140,000 shares of Common Stock issuable upon the exercise of options, (iv) 5 shares of Series B-2 Preferred Stock convertible into 50,000 shares of Common Stock and representing 50,000 Voting Shares at the Meeting; and (v) 51,117 shares of Common Stock issuable upon the conversion of preferred stock.

(12) Includes (i) 8,500,000 shares of Common Stock held in a trust for which his wife is the beneficiary; and (ii) 934,671 shares of Common Stock issuable upon the exercise of options.

(13) Includes 16,000,000 shares of Common Stock issuable upon the exercise of Common Stock Purchase Warrants and 5,000 shares of Series B-2 Preferred convertible into 50,000,000 shares of Common Stock and representing 50,000,000 Voting Shares at the Meeting. The address provided by the named Stockholder is 730 5th Avenue, New York, NY 10019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Exchange Act requires disclosure from every person who is directly or indirectly the beneficial owner of more than 10% of any class of any equity security (other than an exempted security) which is registered pursuant to Section 12, or is a director or an officer of the issuer of such security, by filing the statements required by Section 16 of the Exchange Act.

Based solely upon the Company’s review of Forms 3 and 4 and amendments thereto furnished to us during or with respect to our most recent fiscal year, and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year and any written representation from a reporting person (as defined in Item 405 of Regulation S-K) that no Form 5 is required, during the Company’s most recent fiscal year no reporting person failed to timely file reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years, except for: Jonathan Kaufman, who filed one late report on Form 3; Alan Brumberger, who filed two late reports on Form 4: Michael Del Giudice, who filed one late report on Form 4; Larry Blum, who filed one late report on Form 3 and two late reports on Form 4; William Rubin, who filed one late report on Form 3 and two late reports on Form 4; Gordon Hutchins, Jr., who filed one late report on Form 4; Jack Rosen, who filed one late report on Form 4; and Philip Turits, who filed one late report on Form 4.

Certain Relationships, Related Transactions and Director Independence

2013

Between January 1, 2013 and December 27, 2013, Marvin Rosen converted $895,000 of the outstanding promissory notes into 10,443,772 shares of Fusion’s Common Stock and five-year warrants to purchase 5,221,886 shares of Common Stock.  The warrants are exercisable at approximately 125% of the volume-weighted average price of Fusion’s Common Stock for the 10 trading days prior to the applicable conversion date.  Also during this period, Fusion received a short-term unsecured advance of $100,000 from Mr. Rosen, which remains outstanding as of December 31, 2013. The Company’s senior lenders (“Lenders”) have approved the repayment of this advance from the proceeds from certain future sales of Fusion’s equity securities.

On December 31, 2013, Marvin Rosen converted an additional $2,000,000 of the outstanding promissory notes into 2,000 shares of Series B-2 Preferred Stock and warrants to purchase 6,400,000 shares of Common Stock of Fusion with an exercise price of $0.125 per share.

On December 31, 2013, Matthew Rosen converted $50,000 owed to him by Fusion (for a partial bonus payable to him under the terms of his employment contract reflected as accrued expenses on the Company’s balance sheet) into 50 shares of Fusion’s Series B-2 Preferred stock and a warrant to purchase 160,000 shares of Fusion’s Common Stock at with an exercise price of $0.125 per share.

On December 31, 2013, Philip Turits, a member of Fusion’s Board of Directors, converted $2,000 owed to him by Fusion (for expense reimbursement reflected as trade payables on the balance sheet) into two shares of Fusion’s Series B-2 Preferred stock and a warrant to purchase 6,400 shares of Fusion’s Common Stock at an exercise price of $0.125 per share.

At various times during the first eleven months of 2013, Fusion entered into subscription agreements with 60 accredited investors, under which Fusion issued an aggregate of 50,257,163 shares of Common Stock and five-year warrants to purchase 25,128,583 shares of Fusion’s Common Stock for aggregate consideration of $4.2 million. The warrants are exercisable at 125% of the volume weighted-average price of Fusion’s Common Stock for the 10 trading days prior to the date of closing.

Also during the first eleven months of 2013, Matthew Rosen converted $102,500 due to him into 1,177,965 shares of Common Stock and warrants to purchase 588,983 shares of Fusion’s Common Stock, and Philip Turits converted $5,733 due to him into 76,237 shares of Common Stock and warrants to purchase 38,119 shares of Common Stock. The warrants are exercisable at 125% of the volume weighted-average price of Fusion’s Common Stock for the 10 trading days prior to the date of conversion.

2012

During the first nine months of 2012, Mr. Rosen converted $125,000 of outstanding promissory notes into 925,927 shares of the Company’s Common Stock and five-year warrants to purchase 277,779 shares of Common Stock. The warrants are exercisable at approximately 112% of the average closing price of the Company’s Common Stock for the five trading days prior to the conversion. Also during the first nine months of 2012, the Company received $236,000 of new loans from Mr. Rosen, all of which was repaid during 2012.

On June 22, 2012, the Company received a loan of $300,000 from an unrelated party that was personally guaranteed by Marvin Rosen. The loan was repaid on October 22, 2012.

On September 17, 2012 the Company received a new loan from Marvin Rosen and Philip Turits in the principal amount of $250,000, which was repaid on October 22, 2012.

On October 22, 2012, Marvin Rosen converted $724,000 of loans evidenced by promissory notes into 724 investment Units consisting of 724 shares of Series B-1 Preferred Stock and 5-year warrants to purchase 2,652,015 shares of our Common Stock on the same terms as those who participated in the Company’s private placement offering which closed on October 24, 2012. In conjunction with the Company’s issuance of senior notes to two third parties (the “Lenders”) to finance the acquisition of NBS, Mr. Rosen entered into an Intercreditor and Subordination Agreement with the Company and the Lenders, whereby Mr. Rosen agreed, among other things, that the amounts owed to him by the Company would be subordinate to the senior notes and the Company’s other obligations to the Lenders. In connection with this agreement, on October 25, 2012 the Company and Mr. Rosen consolidated the principal amount all of his outstanding promissory notes aggregating to $3,922,364 into a new single note (the “New Rosen Note”). The New Rosen Note is not secured, pays interest monthly at a rate of 7% per annum, and matures 60 days after the senior notes are paid in full.

On October 22, 2012, Marvin Rosen also transferred loans receivable from the Company evidenced by promissory notes in the amount of $26,000 to Matthew Rosen, the Company’s Chief Executive Officer. On that same date, Matthew Rosen converted the $26,000 in promissory notes, along with an additional $74,000 owed to him by the Company, into 100 shares of Series B-1 Preferred Stock and warrants to purchase 366,301 shares of the Company’s Common Stock on the same terms as those who participated in the Company’s private placement offering which closed on October 24, 2012.

2011

During 2011, the Company borrowed approximately $3,200,000 from Marvin Rosen, $347,000 of which was repaid during the year. These loans were evidenced by a series of short-term promissory notes, each of which is payable in full upon ten days notice from the lender and bear interest at the rate of 3.25% per annum. Each note was subsequently consolidated into the New Rosen Note. During 2011, Mr. Rosen converted $351,000 of previously issued promissory notes into 4,981,151 shares of the Company’s Common Stock and warrants to purchase 1,275,996 shares of Common Stock. The warrants are exercisable for a period of five years from the respective dates of debt conversion at exercise prices ranging from 112.5% to 125% of the average closing price of the Company’s Common Stock for the five trading days prior to the date of the conversion.

Equity Compensation Plans

The following table sets forth securities authorized for issuance under our equity compensation plans as of December 31, 2012.

Plan Category	Number Of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance
1998 Stock Option Plan, equity compensation plans approved by security holders	2,710,761	$1.66	-

2009 Stock Option Plan, equity compensation plans approved by security holders	6,153,500	$0.11	846,500

Total	8,864,261	$0.58	846,500

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

At the Meeting, Stockholders will be asked to elect nine nominees to the Company's Board of Directors. These nominees were recommended by the Compensation and Nominating Committee and approved by the Board for inclusion on the accompanying Proxy, in accordance with the Company's "Compensation and Nominating Committee Charter” (see Nomination of Directors included in this Proxy Statement). All of the Director nominees are incumbent Directors.

The Company's Bylaws provide that a Director's term extend from the date of his or her election or appointment to the Board until the Company's next Annual Meeting of Stockholders or their successors are duly elected and qualified.

Directors are elected by a plurality of votes cast by holders of Voting Shares present at the Meeting, in person or represented by Proxy.  Therefore the nine nominees who receive the greatest number of votes cast will be elected. Instructions to withhold authority and broker non-votes will not be taken into account in determining the outcome of the election of Directors.

Director Background and Qualifications

We believe that those individuals who are nominated to serve as members of the Company’s Board should possess the necessary intelligence, business skills, and life experience to make a significant contribution to the Company; should have adequate time to devote to their activities as Board members; should demonstrate the highest level of ethical behavior and have no conflicts of interest that might influence the performance of their duties as Board members; should have the ability to work effectively and harmoniously with other Board members and with management; and be fully committed to building long-term value for our Stockholders.

The Company seeks a Board that is comprised of professionals with diverse backgrounds and who possess business skills directly relevant to the day-to-day activities of the Company. In the information provided below, we identify for each nominee the unique background, business experience, and skills that we believe will allow him or her to provide effective guidance to management and have a positive impact on the performance of the Company. In particular, we identify the industry, operational, financial, legal and leadership experience that led us to conclude that each of these nominees should serve on our Board.

In addition to specific qualifications, the information set forth below includes each Director nominee’s age, principal occupation, business experience during at least the last five years and other directorships currently held in public companies.

Marvin S. Rosen, Age 73, Chairman of the Board

Mr. Rosen co-founded the Company in 1997. He has served as the Chairman of our Board of Directors since November 2004, Chairman of our Executive Committee since September 1999, Vice Chairman of the Board of Directors from December 1998 to November 2004 and has been a member of our Board since March 1998. He served as our Chief Executive Officer from April 2000 until March 2006. In 1983 he joined the international law firm of Greenberg Traurig as a Partner specializing as a Corporate Securities Lawyer active in many Public Offerings and Private Placements. He remained an active practicing lawyer until 2000 and continued to be of Counsel until early 2009.  In January of 2014 Mr. Rosen rejoined Greenberg Traurig as a shareholder.  Mr. Rosen was Finance Chairman for the Democratic National Committee from September 1995 until January 1997. Currently, he serves on the Board of Directors of the Robert F. Kennedy Center for Justice and Human Rights and the Howard Gilman Foundation. Previously, he was Budget and Finance Chairman for the Summit of the Americas and Chairman of the Florida Housing Finance Agency. Mr. Rosen served on the Board of Directors of Terremark Worldwide, Inc. from 2000 until its sale to Verizon in 2011. Mr. Rosen is also a Principal with Emerald Point Capital Partners, L.L.C., a firm that raises capital primarily for hedge funds and private equity funds. Mr. Rosen’s son, Matthew, is our current Chief Executive Officer, and serves on our Board of Directors.

Director Qualification: Mr. Rosen’s background as the co-founder and former CEO of the Company, a Principal with a financial services firm, a securities attorney and a director of a public company provides him with the industry, financial, legal, and leadership experience to advise the Board on valuable strategic and tactical matters.

Philip D. Turits, Age 80, Secretary, Treasurer and Director

Mr. Turits co-founded the Company in 1997 and has served as a Director since September 1997, Secretary since October 1997, Treasurer since March 1998 and Vice Chairman from March 1998 to December 1998. From September 1991 to February 1996, Mr. Turits served as Treasurer and Chief Operating Officer for Larry Stuart, Ltd., a consumer products company and prior to 1991 he served as President and Chief Executive Officer of Continental Chemical Company.

Director Qualification: Mr. Turits’ background as the co-founder and Secretary/Treasurer of the Company and an experienced corporate executive provides him with the operational, financial and leadership experience to provide valuable guidance to management, particularly in the financial aspects of the telecommunications business.

Matthew D. Rosen, Age 41, Chief Executive Officer and Director

Mr. Rosen has served as a Director since May 2005 and has been our Chief Executive Officer since March of 2006. He served as President from March 2006 until March 2008, as Chief Operating Officer from August 2003 to March 2006, as Executive Vice President and Chief Operating Officer between February 2002 and August 2003, as Executive Vice President and President of Global Operations between November 2000 and January 2002 and as President of US Operations between March 2000 and November 2000. From 1998 to 2000, he held various management positions, including President of the Northwest and New England Operations for Expanets, an integrated network communications service provider with $1.3 billion of annual revenue. From 1996 to 1998 he was Corporate Director of Operations for Oxford Health Plans, a health care company with $4 billion of annual revenue, where he worked on developing and executing turnaround strategies. Prior to his role as Corporate Director of Operations, Mr. Rosen held an executive position in a start-up healthcare technology subsidiary of Oxford where he played an integral part in developing strategy and building its sales, finance and operations departments. Prior to Oxford, Mr. Rosen was an investment banker in Merrill Lynch’s corporate finance department. Mr. Rosen is the son of our Chairman of the Board, Marvin Rosen.

Director Qualification: Mr. Rosen’s background as our current Chief Executive Officer and former Chief Operating Officer of the Company, a senior executive in the telecommunications industry, an experienced operations executive and an investment banker provides him with the industry, operational, financial and leadership experience to advise on all aspects of the Company’s business.

E. Alan Brumberger, Age 73, Director

Mr. Brumberger has served as a Director since March 1998. Currently, Mr. Brumberger is the Chief Executive Officer of Emerald Point Capital Partners, L.L.C. He formerly was a partner in Andersen & Co. and its predecessor firms, from 1997 to 2004. From 1995 through 1997, he was a Managing Director of the Taylor Companies and from 1994 through 1995 he was a Managing Director of Brenner Securities, Inc. From 1983 through 1990, Mr. Brumberger was a Managing Director of Drexel Burnham Lambert and a member of the Underwriting and Commitment Committees. Prior to that, he was a Managing Director of Shearson American Express and a partner at Loeb, Rhoades & Co., a predecessor of Shearson American Express. Mr. Brumberger served for three years as President and Chief Executive Officer of Shearson American Express International Limited, the firm’s international investment banking business in London.

Director Qualifications: Mr. Brumberger’s background as the current Chief Executive Officer of a financial services firm, an experienced leader in the finance and securities industry, a partner in a public accounting firm and an investment banker provides him with the financial and leadership experience to provide input to the Board, particularly on financial matters.

Jack Rosen, Age 66, Director

Mr. Rosen has served as a Director since July 2012. Mr. Rosen is the founder and Chief Executive of Rosen Partners LLC, a residential and commercial real estate development firm operating worldwide. For more than 30 years, the firm and its affiliates have created residential, commercial and hotel developments. He is also the current Chairman of the American Council for World Jewry, Inc. and the current President of the American Jewish Congress. In addition, Mr. Rosen oversees a wide array of healthcare, cosmetic and telecommunications business ventures throughout the U.S., Europe and Asia. Mr. Rosen currently serves on the Advisory Board of Altimo, a leading investment company in Russia, the CIS and Turkey operating in the field of mobile and fixed-line communications, and on the Board of Directors of NextWave Wireless Inc. Mr. Rosen is currently a member of the Council on Foreign Relations, an independent, nonpartisan membership organization, think tank, and publisher.

Director Qualifications: Mr. Rosen’s background as a leader in many international organizations and as a corporate director in the telecommunications industry provides him with the leadership experience to provide valuable direction and guidance to executive management and the Board.

Paul C. O’Brien, Age 73, Director

Mr. O’Brien has served as a Director since August 1998. Since January 1995, Mr. O’Brien has served as the President of the O’Brien Group, Inc., a consulting and investment firm. From February 1988 until December 1994, he was the President and Chairman of New England Telephone (a subsidiary of NYNEX), a Telecommunications company. Mr. O'Brien also serves on the Board of Directors of Sonexis and Extream TV. He is also on the Advisory Board of Sovereign Bank.

Director Qualifications: Mr. O’Brien’s background as President of a consulting and investment firm, Chairman of a major telecommunications enterprise and a corporate director provides Mr. O’Brien with the industry, operational, financial, and leadership experience to effectively guide the Board on all aspects of the Company’s business.

Michael J. Del Giudice, Age 70, Director

Mr. Del Giudice has served as a Director since November 2004. He is a Senior Managing Director of Millennium Credit Markets LLC and Senior Managing Director of MCM Securities LLC, both of which he co-founded in 1996. Mr. Del Giudice also serves as Chairman of Rockland Capital Energy Investments LLC, founded in April 2003. Mr. Del Giudice has been a Member of the Board of Directors of Consolidated Edison Company of New York, Inc. since 1999, and is currently a member of its Audit Committee and Chairman of its Corporate Governance and Nominating Committee. Mr. Del Giudice has served as a director of Reis, Inc. since 2007 and was a director of Barnes and Noble, Inc. through September 2010. He is also Vice Chairman of the New York Racing Association and serves as Chairman of the Governor’s Committee on Scholastic Achievement. Mr. Del Giudice was a General Partner and Managing Director at Lazard Freres & Co. LLC from 1985 to 1995. From 1983 to 1985, Mr. Del Giudice was Chief of Staff to New York Governor Mario M. Cuomo. He served from 1979 to 1981 as Deputy Chief of Staff to Governor Hugh L. Carey and from 1975 to 1979 as Chief of Staff to the Speaker of the Assembly.

Director Qualifications: Mr. Del Giudice’s background as a Senior Managing Director of securities and investment firms, an investment banker, Chief of Staff to the Governor and an active corporate director provides Mr. Del Giudice with the financial and leadership experience to be a valuable advisor to executive management and the Board.

Larry Blum, Age 70, Director

Mr. Blum has served as a Director since February 2012. He has been a Senior Advisor for Marcum LLP (formerly known as Marcum Rachlin), independent registered public accountants, since 2011. For more than 18 years, Mr. Blum served as the Managing Partner of Rachlin LLP, directing the firm’s growth to its position as Florida’s largest independent accounting and business advisory firm up until its merger with Marcum LLP in 2009. Mr. Blum has also served as a litigation advisor and is a member of the Florida Bar.

Director Qualifications: Mr. Blum’s background as a managing partner of a public accounting firm and his expertise in the areas of strategic planning, mergers and acquisitions and domestic and international taxation provides him with the financial and leadership experience to be a valuable advisor to executive management and the Board.

William Rubin, Age 60, Director

Mr. Rubin has served as a Director since February 2012. Since 1992 he has been President of the Rubin Group, a consulting firm representing clients before governmental entities. Previously, he was Assistant Insurance Commissioner and Treasurer of the State of Florida, where he was directly responsible for all activities related to the Florida State Board of Administration, the agency that manages the investments for Florida’s pension funds. Mr. Rubin also serves as an advisor to many large companies, primarily advising health care companies doing business in Florida.

Director Qualifications: Mr. Rubin’s background as a senior governmental official and a lobbyist provides him with the financial and leadership experience to be a valuable advisor to executive management and the Board.

Board Recommendation and Vote Required for Approval

THE BOARD OF DIRECTORS BELIEVES THAT A VOTE "FOR" EACH OF THE NINE (9) DIRECTOR NOMINEES IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND THE COMPANY. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.  DIRECTORS ARE ELECTED BY A PLURALITY OF VOTES CAST AT THE ANNUAL MEETING IN PERSON OR BY PROXY. ONLY VOTES CAST "FOR" OR "WITHHELD" AS RELATES TO DIRECTOR NOMINEES WILL BE COUNTED. ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE NO EFFECT ON THE OUTCOME OF PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Subject to ratification by our Stockholders, the Audit Committee of the Board of Directors, in accordance with the Company's "Audit Committee Charter" (see "Board Committees; Audit Committee”, included elsewhere in this Proxy Statement) has engaged Rothstein Kass (“RK”), as the Company's Independent Registered Public Accountants to audit our Consolidated Financial Statements for the fiscal year ending December 31, 2013. Representatives of RK are expected to attend the Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The aggregate fees billed to the Company by RK for the years ended December 31, 2012 and 2011 are as follows:

Audit and Audit-Related Fees

The fees billed for professional services rendered by RK for each of the years ended December 31, 2012 and 2011 were approximately $142,500. These professional services included fees associated with the audit of the Company’s annual financial statements and reviews of the Company’s quarterly financial statements.

Tax Related Fees

The fees billed for tax-related services rendered by RK for the years ended December 31, 2012 and 2011 were $19,000 and $0, respectively.

All Other Fees

During the year ended December 31, 2012, RK billed the Company $20,000 for services performed in connection with the acquisition of NBS.  There were no fees for other services that were not included in the categories above during the year ended December 31, 2011.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

Consistent with SEC policies regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation, and overseeing the work of the independent accountants. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent accountant.

Prior to engagement of the independent accounting firm for the audit of the Company’s 2012 consolidated financial statements, management will submit to the Audit Committee for approval an aggregate of services expected to be rendered during that year for each of the three categories of services.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent accountants can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

Audit-Related services are for assurance and related services that are traditionally performed by the independent accountants, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements. Other Fees are those fees associated with services not captured in the other categories. The Company generally does not request such services from the independent accountants.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage the independent accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent accountant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 Board Recommendation and Vote Required for Approval

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2. THE APPROVAL OF PROPOSAL 2 REQUIRES THE AFFIRMATIVE VOTE BY HOLDERS OF A MAJORITY OF OUR VOTING SHARES PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL. ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE THE EFFECT OF A VOTE “AGAINST” PROPOSAL 2.

PROPOSAL 3

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

The Board of Directors has voted to authorize, and recommends that our Stockholders approve, the proposed Amendment to the Company’s Certificate of Incorporation to increase the total number of shares of Common Stock which the Corporation shall have authority to issue to 900,000,000.

The Increase in Authorized Shares

The Company is currently authorized to issue (a) 550,000,000 shares of Common Stock, $.01 par value per share, of which 303,833,242 shares are issued and outstanding as of the Record Date and 164,048,841 shares are reserved for future issuance as of the Record Date, and (b) 10,000,000 shares of Preferred Stock, $.01 par value, of which 5,045 shares of non-voting Series A-1, A-2, A-4 and 22,838 shares of voting Series B-2 Preferred Stock are issued and outstanding as of the Record Date.

The following table reflects the number of authorized, outstanding, reserved, and unreserved shares of Common Stock before the proposed Increase in Authorized Shares. The 228,380,000 shares of Common Stock issuable upon conversion of the Series B-2 Preferred Stock and the 73,081,600 shares of Common Stock issuable upon exercise of the Investor Warrants (as hereinafter defined) are not included in the table as they are not reserved pending adoption of Proposal 3 by our Stockholders; however, the prospect for their issuance, in part, necessitates the need for approval of Proposal 3:

TOTAL AUTHORIZED SHARES OF COMMON STOCK	550,000,000
LESS: Outstanding Shares of Common Stock	303,833,242
Shares of Common Stock reserved for future issuance, as follows:
Common Stock Purchase Warrants (1)	137,168,260
1998 Stock Option Plan	2,617,400
2009 Stock Option Plan	16,500,000
Series A-1, A-2 and A-4 Preferred Stock, including accumulated preferred stock dividends	7,763,181

TOTAL OUTSTANDING SHARES AND SHARES RESERVED	467,882,083
UNRESERVED SHARES AVAILABLE FOR ISSUANCE:	82,117,917

(1)
Includes total number of outstanding Common Stock Purchase Warrants as of the Record Date, excluding 73,081,600 Investor Warrants issued in connection with the issuance of the Series B-2 Preferred Stock in December 2013 and January 2014.

Between December 31, 2013 and January 24, 2014, the Company issued to a total of 121 accredited investors (the “Investors”), an aggregate of 22,838 shares of its newly designated Series B-2 Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series B-2 Preferred Stock”) and (b) Warrants (the “Investor Warrants”) to purchase 73,081,600 shares of the Company’s Common Stock (the “Warrant Shares” and together with the Series B-2 Preferred Stock, the “Offering”). The Offering included the issuance of 2,052 shares of Series B-2 Preferred Stock and Investor Warrants to purchase 6,566,400 Warrant Shares, upon the conversion of $2,052,000 in indebtedness of the Company, including the conversion of $2,000,000 of indebtedness by Marvin Rosen, Fusion’s Chairman of the Board. Gross cash proceeds of the Offering were $20,786,000.

Each share of Series B-2 Preferred Stock has a Stated Value of $1,000, and is convertible into shares of the Company’s Common Stock at a conversion price of $0.10 per share (the “Preferred Conversion Price”), subject to adjustment. Subject to the other terms of the Series B-2 Preferred Stock, the Series B-2 Preferred Stock sold to the Investors is convertible into an aggregate of 228,380,000 shares of the Company’s Common Stock (the “Conversion Shares”).

The Investor Warrants may be exercised at any time following the Share Authorization Date (as defined below), for a number of Warrant Shares that is equal to 40% of the Stated Value divided by one hundred and twenty 125% of the Preferred Conversion Price, as adjusted for stock splits, combinations and reclassifications (the “Initial Warrant Exercise Price”). Each Investor Warrant will be exercisable at the Investor Warrant Exercise Price for a five-year term commencing on the date of issuance.

The Company does not currently have a sufficient number of authorized but unissued shares of Common Stock to permit all of the shares of Series B-2 Preferred Stock and all of the Investor Warrants to be converted and exercised, respectively. The Series B-2 Preferred Stock may not be converted, and the Investor Warrants may not be exercised, until the effective date of an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of the Company’s Common Stock sufficient to permit all of the outstanding Series B-2 Preferred Stock and Investor Warrants to be converted or exercised, as the case may be, into the Company’s Common Stock (the “Share Authorization Date”).

The Company agreed that, on or prior to January 30, 2014, it will file a proxy statement with the Securities and Exchange Commission (“SEC”) seeking stockholder authorization to increase the number of authorized shares of Common Stock.  This proxy statement has been filed with the SEC in satisfaction of that obligation.

Subject to certain exceptions, the Company has also agreed that, within 45 days following the Share Authorization Date, it will file a registration statement with the SEC registering the resale of the Conversion Shares and the Investor Warrant Shares, and to use its reasonable commercial efforts to cause the registration statement to become effective not more than 150 days thereafter.

Commencing January 1, 2016, the Company has the right to force the conversion of the Series B-2 Preferred Stock into Common Stock at the Preferred Conversion Price; provided that the volume weighted average price for Fusion’s Common stock is at least $0.25 for ten (10) consecutive trading days. In addition, shares of Series B-2 Preferred Stock bear a cumulative six percent (6%) annual dividend payable quarterly in arrears, in cash or shares of Common Stock, at the option of the Company.

Holders of Series B-2 Preferred Stock have liquidation rights that are senior to that of holders of the Company’s outstanding Series A-1, A-2 and A-4 Preferred Stock, and holders of Series B-2 Preferred Stock are entitled to vote as one group with holders of Common Stock on all matters brought to a vote of holders of Common Stock (with each share of Series B-2 Preferred Stock being entitled to that number of votes into which the registered holder could have converted the Series B-2 Preferred Stock on the record date for the meeting at which the vote will be cast). However, holders of Common Stock will be entitled to vote as a class on all matters adversely affecting such class.

In addition to the Company’s obligations under the terms of the Series B-2 Preferred Stock, our Board of Directors and Management believe that it is prudent and advisable for us to increase the number of authorized shares now to better position the Company with added flexibility to raise additional capital through a variety of different possible financing transactions and/or strategic alternatives, in order to avoid delays that might otherwise arise if we were required to solicit Stockholder approval for the increase in authorized shares at the time of a proposed transaction.

We have in the past and continue to finance a portion of our capital requirements through the sale of our Common Stock and Common Stock equivalents, such as warrants. Unless and until we are able to generate revenues from operations sufficient to satisfy our capital requirements, or otherwise secure additional financing, we will be required to sell additional equity in order to fund our capital needs. However, given the relatively low trading price for our Common Stock, when we raise capital through the sale of our equity securities we are required to issue a substantial number of shares relative to our total authorized shares. Our equity financing transactions have historically included the issuance of warrants to purchase Common Stock to investors. Assuming that some warrant coverage will be required in connection with future financings, we will also be required to authorize and reserve additional shares of Common Stock to issue in the event the warrants are exercised.  In arriving at the number of additional shares to include in the proposed Increase in Authorized Shares, the Board of Directors took into consideration the total number of shares into which the Series B-2 Preferred Stock can be converted, (228,380,000 shares) the total number of shares issuable upon the exercise of all of the outstanding Investor Warrants (73,081,600 shares) and the approximate number of shares (including warrant shares) that would be required to secure our projected capital needs, as well as additional shares that will provide us with flexibility to consummate other financing transactions and/or strategic opportunities, should they present themselves in the future.

Except as described above, we have no current plans to issue the shares of Common Stock for which we are seeking Stockholder approval. Following the increase in authorized shares, each share of authorized Common Stock will have the same rights and privileges as each share of existing Common Stock. The issuance of additional Common Stock, whether before or after the increase in authorized shares, will decrease the percentage ownership of us by our existing Stockholders and, depending upon the price at which such shares are issued, could be dilutive to existing Stockholders. The availability of the additional shares resulting from the increase in authorized shares could have an anti-takeover effect by making it more difficult and less desirable for a third party to seek to gain control of the Company.

Amendment to Certificate of Incorporation

For the foregoing reasons, Stockholders are now being asked to consider and adopt the following:

RESOLVED, that the proposed Amendment to the Corporation's Certificate of Incorporation to increase the number of shares of Common Stock that the Corporation is authorized to issue from 550,000,000 to 900,000,000 is hereby authorized and approved.

A copy of the full text of the form of Amendment is attached as an exhibit to this Proxy Statement. It is expected that the Amendment to the Certificate of Incorporation will become effective promptly following approval by Stockholders and filing with the Office of Secretary of the State of Delaware.

Board Recommendation and Vote Required for Approval

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE BY (A) HOLDERS OF A MAJORITY OF FUSION’S OUTSTANDING VOTING SHARES ENTITLED TO VOTE ON PROPOSAL 3, (B) HOLDERS OF A MAJORITY OF FUSION’S OUTSTANDING COMMON STOCK ENTITLED TO VOTE ON PROPOSAL 3, VOTING AS A SEPARATE GROUP AND (C) HOLDERS OF A MAJORITY OF FUSION’S OUTSTANDING SERIES B-2 PREFERRED STOCK, VOTING AS A SEPARATE GROUP ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE "AGAINST" PROPOSAL 3.

PROPOSAL 4

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, IN THE FUTURE DISCRETION OF THE BOARD OF DIRECTORS, TO (A) EFFECTUATE, PRIOR TO OCTOBER 1, 2014, A REVERSE SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK, AT A RATE TO BE DETERMINED BY THE BOARD OF DIRECTORS BUT NOT TO EXCEED 1 TO 50 AND (B) REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AT THE REVERSE SPLIT RATE

We are seeking Stockholder authorization to effectuate a reverse split of the Company’s issued and outstanding Common stock (“Reverse Split”). If authorized by Stockholders, the Reverse Split could be effectuated, in the future discretion of the Board of Directors, at any time prior to October 1, 2014. The rate at which the Reverse Split would be effectuated is also subject to the future determination of the Board of Directors; provided that the Reverse Split shall not to exceed 1 to 50 (the “Reverse Split Rate”).

In the event the Reverse Split is authorized by Stockholders, and the Board of Directors determines to cause the Reverse Split to occur, prior to the effective date of the Reverse Split (the “Effective Date”), the Company will file an amendment to the Company’s Certificate of Incorporation (the “Reverse Split Amendment”) specifying the Reverse Split Rate and reflecting that, on the Effective Date, shares of the Company’s Common Stock outstanding immediately prior to the Effective Date (the "Old Shares") will be automatically combined into a lesser number of shares of our Common Stock immediately following the Effective Date (the "New Shares"), at the Reverse Split Rate.

The Reverse Split Amendment does not change the par value of our Common Stock. The Reverse Split Amendment will also provide that, on the Effective Date, the number of shares of Common Stock we are authorized to issue will be reduced at the Reverse Split Rate such that the percent of authorized but unissued shares of our Common Stock will be the same both immediately prior to and immediately following the Effective Date. Fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share.

Purposes of the Reverse Split Amendment

Our Common Stock is currently quoted on the OTCQB Board under the symbol "FSNN."  On January __, 2014, the last sale price of our Common Stock was $.___ per share.  Our Board of Directors believes that our relatively low per-share market price of our Common Stock impairs the acceptability of our Common Stock to potential acquisition candidates, certain members of the investing public, including institutional investors, as well as adversely affecting our ability to raise additional capital.

As our recent acquisitions of Network Business Systems, LLC and the cloud communications business of Broadvox, Inc. demonstrate, we have and continue to exploit a growth through acquisition strategy. Management believes that the availability of Common Stock for use in connection with acquisitions would be favorably enhanced if Fusion’s Common Stock was more favorably priced and perceived. Potential acquisition candidates may continue to find the low-price of our stock unattractive, which may, in turn, limit the number of acquisition candidates available to us.

In addition, many analysts will not or are not permitted to initiate coverage on any securities that trade below $5.00 and certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced securities.  Moreover, because brokerage commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our Common Stock can result in individual Stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher.  This factor also may limit the willingness of institutions to purchase our Common Stock at its current price levels.

Management believes that the recent improvement in our margins and financial performance, combined with the benefits anticipated to be realized from our recent acquisitions, well positions Fusion to seek a listing for its shares on a national securities exchange (“NSE”) such as the Nasdaq Stock Market. While management anticipates that Fusion’s financial condition will meet the listing qualification standards of Nasdaq or another NSE in the relatively near-term, it is unlikely that the current market price for our Common Stock will rise sufficiently to meet NSE standards (currently $3.00 per share for listing on Nasdaq). A reverse stock split is a traditional and acceptable way in which companies with low-priced securities are able to satisfy the listing standards of NSEs.

Our Board of Directors established the ceiling on the Reverse Split Rate following consideration of the listing qualification standards of NSEs including Nasdaq, and took into account the range in which Fusion’s Common Stock has traded in recent months. By fixing the outside limits of the Reverse Split Rate, Stockholders provide management with the flexibility to conclude that a reverse split at a lesser rate nevertheless permits the Company to achieve its desired result.

For these reasons our Board of Directors has chosen to adopt and recommend the Reverse Split Amendment.  However, the Reverse Split will not be effectuated at this time, and will be undertaken only if, in the discretion of the Board of Directors, the Reverse Split is needed to achieve a listing on an NSE or is otherwise deemed to be in the best interests of the Company and its Stockholders.

Effects of the Reverse Split Amendment

We cannot be certain that the Reverse Split will have a long-term positive effect on the market price of our Common Stock, or increase our ability to consummate acquisitions or financing arrangements in the future.

The market price of our Common Stock is also based on factors that may be unrelated to the number of shares outstanding.  These factors include our performance, general economic and market conditions and other factors, many of which are beyond our control. The market price for our New Shares may not rise or remain constant in proportion to the reduction in the number of Old Shares outstanding before the Reverse Split.  Accordingly, the total market capitalization of Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.  In the future, the market price of Fusion Common Stock following the Reverse Split may not equal or exceed the market price prior to the Reverse Split.

The liquidity of our Common Stock may be adversely affected by the reduced number of shares outstanding after the Reverse Split.  In addition, the split will increase the number of Stockholders who own odd-lots.  An odd-lot is fewer than 100 shares.  Such Stockholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

The Reverse Split will affect all of the holders of our Common Stock uniformly. On the Effective Date of the Reverse Split Amendment, each Stockholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding shares as the Stockholder held prior to the Effective Date of the Reverse Split Amendment.

The Reverse Split will not affect the par value of our Common Stock.  As a result, on the Effective Date of the Reverse Split Amendment, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion with the Reverse Split and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  These accounting entries will have no impact on total Stockholders' equity.  All share and per share information will be retroactively adjusted following the Effective Date of the Reverse Split Amendment to reflect the Reverse Split for all periods presented in future filings.

The Reverse Split Amendment will provide that, on the Effective Date, the number of shares of Common Stock we are authorized to issue will be reduced at the Reverse Split Rate such that the percent of authorized but unissued shares of our Common Stock will be the same both immediately prior to and immediately following the Effective Date. Fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share.

The Reverse Split, if and when effectuated, will have the following effects upon our Common Stock:

*	The number of shares owned by each holder of Common Stock will be reduced at the Reverse Split Rate;
*	The number of shares of our Common Stock that will be issued and outstanding after the Reverse Split will be reduced at the Reverse Split Rate;
*	The per share loss and net book value per share of our Common Stock will be increased because there will be a lesser number of shares of our Common Stock outstanding;
*	The par value of the Common Stock will remain $0.01 per share;
*
The amount of stated capital on our balance sheet attributable to the Common Stock will be decreased at the Reverse Split Rate and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

*
All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon conversion or exercise thereof, a reduced number of shares of Common Stock based upon the Reverse Split Rate, at the same aggregate price required to be paid therefore upon exercise or conversion thereof immediately preceding the Reverse Split.

The shares of Common Stock after the Reverse Split will be fully paid and non-assessable.  The Reverse Split Amendment will not change any of the other the terms of our Common Stock.  The shares of Common Stock after the Reverse Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock prior to the Reverse Split.

The following table shows, as of the Record Date, the number of shares of Common Stock that are authorized, outstanding and reserved, and, on a pro-forma basis, similar information based upon Reverse Split Rates of 1 to 30, 1 to 40 and 1 to 50 (subject to rounding in each case), assuming that (a) the Effective Date of the Reverse Split occurred on the Record Date, (b) the Certificate of Amendment to increase the number of authorized shares of Common Stock (Proposal 3) was approved by Stockholders and the corresponding amendment was filed in Delaware as of the Record Date and (c) the Plan Amendment (as hereinafter defined) to increase the number of shares reserved under the 2009 Plan (as hereinafter defined) to 63,000,000 shares was approved as of the Record Date.

Number of Shares	Authorized	Outstanding	Reserved under Stock Plans	Reserved for Preferred Stock and Dividends	Reserved for Warrants	Reserved for Future Issuance
Immediately Prior to Effective Date of Reverse Split	900,000,000	303,833,242	65,617,400	236,143,181	216,666,760	77,739,417
Immediately Following Effective Date of Reverse Split at 1 to 30	30,000,000	10,127,775	2,187,247	7,871,440	7,222,225	2,591,313
Immediately Following Effective Date of Reverse Split at 1 to 40	22,500,000	7,595,832	1,640,435	5,903,580	5,416,669	1,943,485
Immediately Following Effective Date of Reverse Split at 1 to 50	18,000,000	6,076,665	1,312,348	4,722,864	4,333,335	1,554,788

Manner of Effecting the Reverse Split Amendment

If the Reverse Split is effectuated, the Effective Date will be set forth in the Reverse Split Amendment and publicly disclosed.  The record date for the Reverse Split will be fixed by the Board of Directors in conjunction with the requirements of the Financial Industry Regulatory Association, or rules of any NSE on which Fusion’s shares may be listed contemporaneously with the Reverse Split.  No scrip or fractional shares will be issued.  Fractional shares will be rounded up to the nearest whole share.  We will bear the costs of the issuance of the additional stock certificates.

It is anticipated that our Common Stock will continue to be quoted on the OTCQB, at the post-split price on the Effective Date of the Reverse Split Amendment, unless the Company’s shares are admitted for listing on an NSE on the Effective Date.

The Reverse Split will take place on the Effective Date of the Reverse Split Amendment without any further action on the part of our Stockholders.

Certificated Shares:  Following the Effective Date, each share certificate representing Old Shares will continue to evidence the number of New Shares issuable as a result of the Reverse Split. Certificates evidencing New Shares will be issued in due course as share certificates evidencing Old Shares are tendered for exchange or transfer to our transfer agent.  Since we are not implementing the Reverse Split at this time, we request that Stockholders do not send in any of their stock certificates until requested to do so.

Share certificates to be issued evidencing New Shares issued in exchange for “free-trading” share certificates evidencing Old Shares will be issued as “free-trading” New Shares, without legend. Similarly, share certificates evidencing New Shares that are issued in exchange for “restricted” Old Shares will be issued as “restricted” New Shares, bearing the same legend as appeared on certificates evidencing the corresponding Old Shares. Also, for purposes of determining the term of the restrictive period applicable to the shares after the Reverse Split, the time period during which a Stockholder has held their existing pre-split shares will be included in the total holding period.

Uncertificated Shares: Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a Stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Split shares. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the Stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Split.

Shares Held in Street Name: No action need be taken by Stockholders who shares are held in “street name.” On the Effective Date, we intend to treat shares held by Stockholders in “street name,” through an Organization, in the same manner as registered Stockholders whose shares are registered in their names. Organizations will be instructed to effectuate the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, Organizations may have different procedures than registered Stockholders for processing the Reverse Split. If a Stockholder holds shares of our Common Stock with an Organization and has any questions in this regard, Stockholders are encouraged to contact their Organization for further information.

Certain Federal Income Tax Consequences

The Reverse Split should not result in any recognition of gain or loss.  The holding period of the New Shares will include the Stockholder’s holding period for the corresponding Old Shares owned prior to the Reverse Split.  The adjusted basis of the New Shares (including the original shares) will be equal to the adjusted basis of a Stockholder’s original shares.  Notwithstanding the foregoing, the federal income tax consequences of the receipt of a portion of an additional share in lieu of a fractional interest is not clear but may result in tax liabilities which should not be material in amount in view of the low value of the fractional interest.

Our beliefs regarding the tax consequence of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.  This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.  The state and local tax consequences of the Reverse Split may vary significantly as to each Stockholder, depending upon the state in which he or she resides.

The foregoing summary is included for general information only.  Accordingly, Stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the Reverse Split.

No Dissenter’s Rights

Under Delaware law Stockholders are not entitled to dissenter’s rights of appraisal with respect to the Reverse Split Amendment.

Board Recommendation and Vote Required for Approval

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 4. APPROVAL OF PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE BY (A) HOLDERS OF A MAJORITY OF FUSION’S OUTSTANDING VOTING SHARES ENTITLED TO VOTE ON PROPOSAL 4, (B) HOLDERS OF A MAJORITY OF FUSION’S OUTSTANDING COMMON STOCK ENTITLED TO VOTE ON PROPOSAL 4, VOTING AS A SEPARATE GROUP AND (C) HOLDERS OF A MAJORITY OF FUSION’S OUTSTANDING SERIES B-2 PREFERRED STOCK, VOTING AS A SEPARATE GROUP. ABSTENTIONS AND “BROKER NON-VOTES” WILL HAVE THE EFFECT OF A VOTE "AGAINST" PROPOSAL 4.

PROPOSAL 5

INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 2009 STOCK OPTION PLAN

The Board of Directors has authorized, and recommends that our Stockholders approve and ratify, the proposed amendment to the Company’s 2009 Stock Option Plan (the “Plan”) to increase the total number of shares of Common Stock reserved under the Plan from 16,500,000 to 63,000,000 (the “Plan Amendment”).

On March 26, 2009, the Board of Directors adopted, subject to Stockholder approval, the Plan. The Plan, which was ratified by the Stockholders in December of 2009, authorized the Company to award options covering up to 7,000,000 shares of Common Stock over the ten-year term of the Plan. Options granted under the Plan may be either incentive stock options or non-statutory options. On February 15, 2013, the Stockholders ratified an increase in the number of shares available for issuance under the Plan to 16,500,000.

Approval of the Plan Amendment by the Stockholders is not required under Delaware law in order for the additional shares of Common Stock to be reserved for issuance under the Plan. However, under rules of the Internal Revenue Service, options granted under the Plan cannot be incentive stock options (within the meaning of the Internal Revenue Code of 1986, as amended) unless the Plan is approved or ratified by the Stockholders within 12 months from the date the Board adopts the Plan Amendment.  If the Plan Amendment is not approved and ratified by the Stockholders within 12 months from the date of the Plan Amendment, any options covered by the newly authorized shares would be non-statutory options. However, in order to remain competitive in the marketplace with other public employers, the Board of Directors believes it is important to be able to offer employees and others incentive stock options and, therefore, recommends that the Stockholders approve and ratify the Plan Amendment.

The purpose of the Plan is: (i) to enable us to attract and retain qualified and competent employees and to enable such persons to participate in our long-term success and growth by giving them an equity interest in the Company; (ii) to enable us to use grants of Stock options in lieu of all or part of cash fees for Directors who are not Officers or employees, thereby aligning the Directors' interests with that of the Stockholders; and (iii) to provide consultants and advisors with options, thereby increasing their proprietary interest in us. Employees and Directors are eligible to be granted awards under the Plan. Consultants and advisors to Fusion are eligible to be granted awards under the Plan if their services are of a continuing nature or otherwise contribute to our long-term success and growth.

As of the Record Date, the Company has 64,640 shares available for issuance under the Plan.  During each of 2011 and 2012, the Company granted approximately 1.7 million options to employees and members of the Board of Directors.  Approximately 9 million options were granted to Management in 2013, and a grant of approximately 1.5 million options for directors and employees was approved by the Compensation Committee on January 16, 2014.  Moreover, the recent acquisition of operations of NBS and Broadvox has significantly expanded the employee base of our operations, thereby creating an increased need for additional shares under the Plan. Management and the Board of Directors believe it is necessary to increase the number of shares available under the Plan in order to continue to attract and retain the executive, managerial and technical talent necessary to execute the Company’s business strategy and growth plans.

If the Plan Amendment is approved, the total number of shares reserved for issuance under the Plan would constitute less than 21% of our issued and outstanding Common Stock, less than 9% of our outstanding Common Stock on a fully diluted basis (assuming the exercise of outstanding options, warrants and other Common Stock equivalents) and 7% of our authorized Common Stock (assuming adoption of Proposal 3 described elsewhere in this Proxy Statement). Other than the increase in the number of shares available for issuance under the Plan, all terms and provisions of the Plan will remain the same.

Board Recommendation and Vote Required for Approval

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 5. THE APPROVAL OF PROPOSAL 5 REQUIRES THE AFFIRMATIVE VOTE BY HOLDERS OF A MAJORITY OF OUR OUTSTANDING VOTING SHARES PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THIS PROPOSAL. ABSTENTIONS WILL HAVE THE EFFECT OF A VOTE “AGAINST” PROPOSAL 5. “BROKER NON-VOTES” WILL NOT BE COUNTED IN TABLULATING THE RESULTS OF PROPOSAL 5.

PROPOSAL 6

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our shareholders.

The “Executive Compensation” section of this Proxy Statement describes in detail our executive compensation programs and the decisions made by the Nominating and Compensation Committee with respect to the fiscal year ended December 31, 2012. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our Board of Directors is asking Stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation,” the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Board of Directors values the opinions expressed by our Stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board subsequently confirmed that we will hold an advisory vote on the compensation of our named executive officers every three years, until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our Stockholders.

Board Recommendation and Vote Required for Approval

ON THIS NON-BINDING, ADVISORY MATTER, THE AFFIRMATIVE VOTE OF A MAJORITY OF OUR OUTSTANDING VOTING SHARES PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL, IS REQUIRED TO APPROVE PROPOSAL 6. THE BOARD OF DIRECTORS BELIEVES THAT VOTING “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTEREST OF THE COMPANY AND THE BEST INTERESTS OF OUR STOCKHOLDERS, AND THEREFORE, RECOMMENDS A VOTE FOR THIS PROPOSAL. ABSTENTIONS WILL HAVE THE EFFECT OF A VOTE “AGAINST” PROPOSAL 6. “BROKER NON-VOTES” WILL NOT BE COUNTED IN TABULATING THE RESULTS OF PROPOSAL 6.

PROPOSAL 7

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our Stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., “Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one, two or three years (a triennial vote), or they may abstain from voting. While our Board and Compensation Committee intend to carefully consider the Stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. An advisory vote every three years will be the most effective timeframe for the Company to respond to Stockholders’ feedback and provide the Company with sufficient time to engage with Stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that our Stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our Stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, Stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the affirmative vote of the holders of a majority of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting will be deemed approved by our Stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “THREE YEARS” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board or the Compensation Committee, whether or not it is approved by the aforementioned voting standard. In evaluating the vote on this proposal, the Board and the Compensation Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our Stockholders, the Board and Compensation Committee will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our Stockholders.

The Company’s policy is to provide Stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of Stockholders. It is expected that the next such vote will occur at the 2016 annual meeting of Stockholders.

Board Recommendation and Vote Required for Approval

ON THIS NON-BINDING, ADVISORY MATTER, THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “3 YEARS” AS THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION. THE VOTING OPTION (1 YEAR, 2 YEARS OR 3 YEARS) THAT RECEIVES THE AFFIRMATIVE VOTE OF THE MOST VOTING SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE DEEMED APPROVED BY OUR STOCKHOLDERS, PROVIDED THAT THE FINAL VOTE WILL NOT BE BINDING ON US AND IS ADVISORY IN NATURE. ABSTENTIONS WILL HAVE THE EFFECT OF A VOTE “AGAINST” EACH OF THE VOTING OPTIONS. BROKER “NON-VOTES” WILL NOT BE COUNTED IN TABULATING THE RESULTS OF PROPOSAL 7. PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED ON THE PROXY; IF NO SUCH INSTRUCTIONS ARE GIVEN, THE PERSONS NAMED AS AGENTS AND PROXIES IN THE ENCLOSED FORM OF PROXY WILL VOTE SUCH PROXY FOR “THREE YEARS” AS THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting.  If, however, other matters properly come before the 2013 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTERS' RIGHTS

Under Delaware law there are no dissenters' rights available to our Stockholders in connection with any matter to be voted upon at the Meeting.

ANNUAL AND QUARTERLY REPORTS

A copy of our Annual Report on Form 10-K, including audited financial statements for the year ended December 31, 2012, a copy of our Quarterly Report on Form 10-Q for the period ended September 30, 2013, accompany this Proxy Statement.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Fusion Telecommunications International, Inc., Attention: Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170 or by calling our Corporate Secretary’s office 212-201-2407.

WHERE YOU CAN FIND MORE INFORMATION

This Proxy Statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Corporate Secretary, Fusion Telecommunications International, Inc., Attention: Corporate Secretary, 420 Lexington Avenue, Suite 1718, New York, New York 10170.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Exhibit A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

It is hereby certified that:

1.     The name of the corporation (hereinafter called the “Corporation”) is FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

2.     The Certificate of Amendment to the Certificate of Incorporation of the Corporation, recorded by the State of Delaware, Secretary of Corporations on September 17, 1997, is hereby amended by striking out the first paragraph of Article " FOURTH " thereof and by substituting in lieu of said first paragraph, the following new first paragraph of "FOURTH" Article:

“FOURTH: The total number of shares of Capital Stock which the Corporation shall have authority to issue is 910,000,000 shares, of which 900,000,000 shares shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share.

3.     This Amendment to the Certificate of Incorporation of the Corporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.     The effective time of this Amendment to the Certificate of Incorporation shall be the date of filing.

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Incorporation of Fusion Telecommunications International, Inc., as of March __, 2014.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:

Printed Name: Philip Turits, as Secretary

A-1

**FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.**
**1475 WEST CYPRESS CREEK ROAD**
**SUITE 204**
**FORT LAUDERDALE, FL 33309**

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65982-P46805 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Marvin S. Rosen
02) Philip D. Turits
03) Matthew D. Rosen
04) E. Alan Brumberger
05) Jack Rosen
06) Paul C. O'Brien
07) Michael J. Del Giudice
08) Larry Blum
09) William Rubin

**The Board of Directors recommends you vote FOR the following proposals:**

**The Board of Directors recommends you vote 3 years on the following proposal:**

| | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| 7. A non-binding, advisory proposal on the frequency of holding non-binding proposals on executive compensation | ☐ | ☐ | ☐ | ☐ |

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M65983-P46805

**FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.**
**ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD**
**MARCH 14, 2014 4:00 PM EST**
**THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned, as a Stockholder entitled to vote at the 2014 Annual Meeting of Stockholders (the "Meeting") of Fusion Telecommunications International, Inc. (the "Company"), hereby revoking any previous Proxies heretofore given, hereby acknowledges receipt of the Company's Notice, Proxy Statement and Annual Report in connection with the Meeting to be held at 4:00 p.m. on March 14, 2014 at the Company's principal office at 420 Lexington Avenue, Suite 1718, New York, New York, 10170 and hereby appoints Matthew D. Rosen and Philip D. Turits, and each of them (with full power to act alone), the attorneys and Proxies of the undersigned (collectively the "Proxies"), with power of substitution to each, to vote all shares of the Common Stock of the Company held in the name provided herein, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

**Address Changes/Comments:** ______________________________

______________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

**Continued and to be signed on reverse side**